Exhibit 10.4

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                      FORM OF SALE AND SERVICING AGREEMENT


                                     among


                           WHOLE AUTO LOAN TRUST [ ],
                                   as Issuer,


                    BEAR STEARNS ASSET BACKED FUNDING INC.,
                                 as Depositor,


                                      and


                                      [ ],
                            as [Seller and] Servicer.






                                Dated as of [ ]


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                               Table of Contents
                                                                           Page

ARTICLE I    DEFINITIONS AND USAGE ..........................................1

ARTICLE II   TRUST PROPERTY..................................................1

SECTION 2.1  Conveyance of Trust Property; Intent of the Parties.............1
SECTION 2.2  Representations and Warranties of the Depositor regarding the
             Receivables ....................................................2
SECTION 2.3  Repurchase upon Breach............................... ..........2
SECTION 2.4  Custody of Receivable Files ....................................3
SECTION 2.5  Duties of Servicer as Custodian ................................4
SECTION 2.6  Instructions; Authority to Act .................................4
SECTION 2.7  Custodian's Indemnification ....................................4
SECTION 2.8  Effective Period and Termination ...............................5

ARTICLE III  ADMINISTRATION AND SERVICING OF RECEIVABLES AND TRUST PROPERTY .5

SECTION 3.1  Duties of Servicer .............................................5
SECTION 3.2  Collection of Receivable Payments ..............................6
SECTION 3.3  Realization Upon Receivables ...................................6
SECTION 3.4  Allocations of Collections .....................................7
SECTION 3.5  Maintenance of Security Interests in Financed Vehicles .........7
SECTION 3.6  Covenants of Servicer ..........................................7
SECTION 3.7  Purchase of Receivables Upon Breach ............................8
SECTION 3.8  Servicer Fees ..................................................8
SECTION 3.9  Monthly Receivables Tape; Servicer's Certificate ...............8
SECTION 3.10 Annual Statement as to Compliance; Notice of Event of Servicing
             Termination ....................................................8
SECTION 3.11 Annual Independent Certified Public Accountant's Report ........9
SECTION 3.12 Access to Certain Documentation and Information Regarding
             Receivables ...................................................10
SECTION 3.13 Servicer Expenses .............................................10
SECTION 3.14 Insurance .....................................................10
SECTION 3.15 Sarbanes-Oxley Act of 2002 ....................................10

ARTICLE IV   DISTRIBUTIONS; RESERVE ACCOUNT; STATEMENTS TO NOTEHOLDERS AND
             CERTIFICATEHOLDERS ............................................11

SECTION 4.1  Accounts ......................................................11
SECTION 4.2  Collections ...................................................12
SECTION 4.3  Application of Collections ....................................13

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[SECTION 4.4 Advances ......................................................13
SECTION 4.5  Additional Deposits ...........................................13
SECTION 4.6  Distributions .................................................14
SECTION 4.7  Reserve Account ...............................................16
SECTION 4.8  Net Deposits ..................................................17
SECTION 4.9  Statements to Noteholders and Certificateholders ..............17

ARTICLE V    THE DEPOSITOR .................................................19

SECTION 5.1  Representations, Warranties and Covenants of Depositor ........19
SECTION 5.2  Liability of Depositor; Indemnities ...........................20
SECTION 5.3  Merger or Consolidation of, or Assumption of the Obligations
             of Depositor ..................................................20
SECTION 5.4  Limitation on Liability of Depositor and Others ...............21
SECTION 5.5  Depositor May Own Notes or Certificates .......................21

ARTICLE VI   THE SERVICER ..................................................21

SECTION 6.1  Representations of Servicer ...................................21
SECTION 6.2  Indemnities of Servicer .......................................22
SECTION 6.3  Merger or Consolidation of, or Assumption of the Obligations of
             Servicer ......................................................23
SECTION 6.4  Limitation on Liability of Servicer and Others ................24
SECTION 6.5  Subservicing and Delegation of Duties .........................25
SECTION 6.6  Servicer Not to Resign as Servicer ............................25
SECTION 6.7  Servicer May Own Notes or Certificates ........................25

ARTICLE VII  SERVICING TERMINATION .........................................25

SECTION 7.1  Events of Servicing Termination ...............................25
SECTION 7.2  Appointment of Successor Servicer .............................27
[SECTION 7.3 Repayment of Advances .........................................28
SECTION 7.4  Notification to Noteholders and Certificateholders ............28
SECTION 7.5  Waiver of Past Events of Servicing Termination ................28

ARTICLE VIII TERMINATION ...................................................28

SECTION 8.1  Optional Purchase of All Receivables ..........................28
SECTION 8.2  Succession Upon Satisfaction and Discharge of Indenture .......29

ARTICLE IX   MISCELLANEOUS PROVISIONS ......................................29

SECTION 9.1  Amendment .....................................................29
SECTION 9.2  Protection of Title to Trust Property .........................30
SECTION 9.3  Governing Law .................................................32

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SECTION 9.4  Notices .......................................................32
SECTION 9.5  Severability of Provisions ....................................33
SECTION 9.6  Assignment ....................................................33
SECTION 9.7  Further Assurances ............................................33
SECTION 9.8  No Waiver; Cumulative Remedies ................................34
SECTION 9.9  Third-Party Beneficiaries .....................................34
SECTION 9.10 Actions by Noteholders or Certificateholders ..................34
SECTION 9.11 Limitation of Liability of Owner Trustee and Indenture Trustee.34
SECTION 9.12 Savings Clause ................................................35



Schedule A   Schedule of Receivables ......................................A-1
Schedule B   Location of Receivable Files .................................B-1
Schedule C   List of Receivables Servicers ................................C-1
Appendix A   Definitions and Usage .......................................AA-1

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      SALE AND SERVICING AGREEMENT, dated as of [ ] (as from time to time amended, supplemented or otherwise modified and in effect, this "Agreement"), among WHOLE AUTO LOAN TRUST [ ] (the "Issuer"), a Delaware statutory trust, BEAR STEARNS ASSET BACKED FUNDING INC., a Delaware corporation (the "Depositor") and [ ], a [ ], as [seller of the Receivables to the Depositor (in such capacity, the "Seller") and] servicer (in such capacity, the "Servicer").

      WHEREAS, the Issuer desires to purchase a portfolio of receivables and related property consisting of motor vehicle installment sale contracts;

      [WHEREAS, the Seller is concurrently selling such portfolio of receivables and related property to the Depositor pursuant to the Receivables Purchase Agreement, and the Depositor is willing to sell such portfolio of receivables and related property to the Issuer; and]

      WHEREAS, pursuant to the terms and conditions of certain Receivables Servicing Agreements (the "Receivables Servicing Agreements") the Servicer has retained the servicers (the "Receivables Servicers") listed on Schedule C hereto to service and administer the Receivables, to deposit collections on the receivables into the Collection Account, to furnish certificates regarding those collection and other matters ("Receivables Servicer Certificates") and to furnish a computer tape or disk (the "Monthly Receivables Tape") containing collection activity and other information regarding the related Receivables (in the form set forth in the related Receivables Servicing Agreement; and

      WHEREAS, the Servicer is willing to service such receivables on behalf of the Issuer.

      NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                             DEFINITIONS AND USAGE

      Except as otherwise specified herein or as the context may otherwise require, capitalized terms used but not otherwise defined herein are defined in Appendix A hereto, which also contains rules as to usage that shall be applicable herein.

                                   ARTICLE II

                                 TRUST PROPERTY

      SECTION 2.1 Conveyance of Trust Property; Intent of the Parties. In consideration of the Issuer's delivery to, or upon the order of, the Depositor of the Notes and the Certificates, the Depositor does hereby irrevocably sell, transfer, assign and otherwise convey to the Issuer (i) without recourse (subject to the obligations herein) all right, title and interest of the Depositor, whether now owned or hereafter acquired, in and to the Trust Property (ii) funds in the amount of the Reserve Initial Deposit and (iii) all rights of the Depositor under the Receivables Purchase

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Agreement (including without limitation the representations and warranties of the Seller under the Receivables Purchase Agreement). The sale, transfer, assignment and conveyance made hereunder shall not constitute and is not intended to result in an assumption by the Issuer of any obligation of the Depositor to the Obligors or any other Person in connection with the Receivables and the other Trust Property or any agreement, document or instrument related thereto. The Depositor and the Issuer intend that the sale, transfer, assignment and conveyance of the Trust Property pursuant to this
Section 2.1 shall be a sale and not a secured borrowing.

      SECTION 2.2 Representations and Warranties of the Depositor regarding the Receivables. The Depositor makes the following representations and warranties with respect to the Receivables, on which the Issuer relies in purchasing the Receivables and pledging the same to the Indenture Trustee. Such representations and warranties speak as of the execution and delivery of this Agreement and as of the Transfer Date, but shall survive the sale, transfer and assignment of the Receivables by the Depositor to the Issuer and the pledge of the Receivables by the Issuer to the Indenture Trustee pursuant to the Indenture.

      (i) Schedule of Receivables. No selection procedures adverse to the Securityholders have been used in selecting the Receivables from all receivables owned by the Depositor which meet the selection criteria specified herein.

      (ii) No Sale or Transfer. No Receivable has been sold, transferred, assigned or pledged by the Depositor to any Person other than the Issuer.

     (iii) Good Title. Immediately prior to the transfer and assignment of the Receivables to the Issuer herein contemplated, each Receivable was free and clear of all Liens and rights of others to the extent created by the Depositor; and, immediately upon the transfer thereof, the Issuer has either (i) good and marketable title to each Receivable, free and clear of all of all Liens and rights of others to the extent created by the Depositor and the transfer has been perfected under applicable law or (ii) a first priority perfected security interest in the Depositor's rights in each Receivable.

      SECTION 2.3 Repurchase upon Breach. Each of the Depositor, the Servicer, the Issuer and the Owner Trustee shall inform the other parties to this Agreement promptly, in writing, upon the discovery by it of any breach of the Depositor's representations and warranties pursuant to Section 2.2. Unless the breach shall have been cured by the last day of the second Collection Period following written notice to the Indenture Trustee of such breach, the Indenture Trustee shall enforce the obligation of the Depositor under this Section 2.3 to repurchase any Receivable, the Issuer's interest in which is materially and adversely affected by the breach as of such last day (or, at the Depositor's option, the last day of the first Collection Period following the discovery). In consideration of the purchase of the Receivable, the Depositor shall remit the Purchase Amount (less any Liquidation Proceeds deposited, or to be deposited, in the Collection Account with respect to such Receivable pursuant to Section 3.3), in the manner specified in Section 4.5. The sole remedy of the Issuer, the Owner Trustee, the Indenture Trustee, the Noteholders or the Certificateholders with respect to a breach of the Depositor's representations


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and warranties pursuant to Section 2.2 shall be to require the Depositor to repurchase such Receivables pursuant to this Section 2.3. The obligation of the Depositor to repurchase under this Section 2.3 shall not be solely dependent upon the actual knowledge of the Depositor of any breached representation or warranty. Neither the Owner Trustee nor the Indenture Trustee shall have any duty to conduct an affirmative investigation as to the occurrence of any condition requiring the repurchase of any Receivable pursuant to this Section
2.3 or the eligibility of any Receivable for purposes of this Agreement. Notwithstanding anything herein to the contrary, the Depositor shall only be obligated to pay such Purchase Amount and repurchase the related Receivable to the extent it receives the Purchase Amount from the Seller pursuant to Section
7.02 of the Receivables Purchase Agreement.

      [It is understood that the Issuer and the Indenture Trustee, as assignees of the Depositor's rights under the Receivables Purchase Agreement, may exercise the right under Section [ ] of the Receivables Purchase Agreement to require the Seller to repurchase a Receivable as to which there exists a breach of any of the representations and warranties of the Seller in the Receivables Purchase Agreement regarding the Receivables that materially and adversely affects the interest of the Issuer in such Receivable. The Depositor is not in any way responsible or liable for the representations and warranties of the Seller in the Receivables Purchase Agreement.]

      SECTION 2.4 Custody of Receivable Files. To assure uniform quality in servicing the Receivables and to reduce administrative costs, the Issuer, upon the execution and delivery of this Agreement, hereby revocably appoints the Servicer, and the Servicer hereby accepts such appointment, to act as the agent of the Issuer and the Indenture Trustee as custodian of the following documents or instruments, which are hereby constructively delivered to the Indenture Trustee, as pledgee of the Issuer pursuant to the Indenture, with respect to each Receivable:

           (i) The original executed Receivable or, if no such original exists, a copy thereof.

           (ii) The original credit application fully executed by the Obligor or a photocopy thereof or a record thereof on a computer file, diskette or on microfiche.

           (iii) The notice of recorded Lien or such documents that the Servicer or the Depositor shall keep on file, in accordance with its customary procedures, evidencing the first priority perfected security interest of the Seller in the Financed Vehicle.

           (iv) Any and all other documents (including any computer file, diskette or microfiche) that the Servicer or the Seller shall keep on file, in accordance with its customary procedures, relating to a Receivable, an Obligor (to the extent relating to a Receivable), or a Financed Vehicle.

      The Servicer acknowledges that it holds the documents and instruments relating to the Receivables for the benefit of the Issuer and the Indenture Trustee. The Issuer and the Indenture Trustee shall have no responsibility to monitor the Servicer's performance as custodian and shall have no liability in connection with the Servicer's performance of such duties hereunder.


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      SECTION 2.5 Duties of Servicer as Custodian.

      (a) Safekeeping. The Servicer shall hold the Receivable Files for the benefit of the Issuer and the Indenture Trustee and shall maintain such accurate and complete accounts, records and computer systems pertaining to each Receivable File as shall enable the Servicer and the Issuer to comply with the terms and conditions of this Agreement, and the Indenture Trustee to comply with the terms and conditions of the Indenture. In performing its duties as custodian, the Servicer shall act with reasonable care, using that degree of skill and attention that the Servicer exercises with respect to the receivable files relating to all comparable automotive receivables that the Servicer services for itself or others. The Servicer shall conduct, or cause to be conducted, periodic audits of the Receivable Files held by it under this Agreement and of the related accounts, records and computer systems, in such a manner as shall enable the Issuer or the Indenture Trustee to identify all Receivables Files and such related accounts, records and computer systems and verify the accuracy of the Servicer's record keeping. The Servicer shall promptly report to the Issuer and the Indenture Trustee any failure on its part to hold the Receivable Files and maintain its accounts, records, and computer systems as herein provided and shall promptly take appropriate action to remedy any such failure. Nothing herein shall be deemed to require an initial review or any periodic review by the Issuer, the Owner Trustee or the Indenture Trustee of the Receivable Files.

      (b) Maintenance of and Access to Records. The Servicer shall maintain each Receivable File at its offices specified in Schedule B to this Agreement, or at such other office as shall be specified to the Issuer and the Indenture Trustee by 30 days' prior written notice. The Servicer shall make available to the Issuer and the Indenture Trustee or their duly authorized representatives, attorneys, or auditors, the Receivable Files and the related accounts, records and computer systems maintained by the Servicer during normal business hours as the Issuer or the Indenture Trustee shall reasonably request, which does not unreasonably interfere with the Servicer's normal operations.

      (c) Release of Documents. Upon written instructions from the Indenture Trustee, the Servicer shall release or cause to be released any document in the Receivable Files to the Indenture Trustee, the Indenture Trustee's agent or the Indenture Trustee's designee, as the case may be, at such place or places as the Indenture Trustee may reasonably designate, as soon as is reasonably practicable, to the extent it does not unreasonably interfere with the Servicer's normal operations. The Servicer shall not be responsible for any loss occasioned by the failure of the Indenture Trustee or its agent or designee to return any document or any delay in doing so.

      SECTION 2.6 Instructions; Authority to Act. All instructions from the Indenture Trustee shall be in writing and signed by an Authorized Officer of the Indenture Trustee, and the Servicer shall be deemed to have received proper instructions with respect to the Receivable Files upon its receipt of such written instructions.

      SECTION 2.7 Custodian's Indemnification. The Servicer, as custodian, shall indemnify the Issuer, the Owner Trustee and the Indenture Trustee for any and all liabilities, obligations, losses, compensatory damages, payments, costs, or expenses of any kind whatsoever that may be imposed on, incurred, or asserted against the Issuer, the Owner Trustee or the Indenture Trustee


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as the result of any improper act or omission in any way relating to the maintenance and custody by the Servicer as custodian of the Receivable Files; provided, however, that the Servicer shall not be liable (i) to the Issuer for any portion of any such amount resulting from the willful misfeasance, bad faith, or negligence of the Indenture Trustee, the Owner Trustee or the Issuer,
(ii) to the Owner Trustee for any portion of any such amount resulting from the willful misfeasance, bad faith, or negligence of the Indenture Trustee, the Owner Trustee or the Issuer and (iii) to the Indenture Trustee for any portion of any such amount resulting from the willful misfeasance, bad faith, or negligence of the Indenture Trustee, the Owner Trustee or the Issuer.

      SECTION 2.8 Effective Period and Termination. The Servicer's appointment as custodian shall become effective as of the Cut-off Date and shall continue in full force and effect until terminated pursuant to this Section 2.8. If [ ] shall resign as Servicer in accordance with the provisions of this Agreement or if all of the rights and obligations of the Servicer shall have been terminated under Section 7.1, the appointment of the Servicer as custodian hereunder may be terminated by the Indenture Trustee, or by the holders of Notes evidencing not less than a majority of the principal amount of the Notes Outstanding (or if no Notes are Outstanding, by holders of Class D Certificates evidencing not less than a majority of the Certificate Balance [and the holders of Class E Certificates evidencing Percentage Interests aggregating at least 51%]), in the same manner as the Indenture Trustee or such Securityholders may terminate the rights and obligations of the Servicer under Section 7.1. As soon as practicable after any termination of such appointment, the Servicer shall deliver to the Indenture Trustee or the Indenture Trustee's agent the Receivable Files and the related accounts and records maintained by the Servicer at such place or places as the Indenture Trustee may reasonably designate.

                                  ARTICLE III

         ADMINISTRATION AND SERVICING OF RECEIVABLES AND TRUST PROPERTY

      SECTION 3.1 Duties of Servicer. The Servicer shall manage, service, administer and make collections on the Receivables with reasonable care, using that degree of skill and attention that the Servicer exercises with respect to all comparable new or used automobile and light-duty truck receivables that it services for itself. The Servicer's duties shall include collection and posting of all payments, responding to inquiries of Obligors on such Receivables, investigating delinquencies, [sending payment coupons to Obligors,] reporting tax information to Obligors, accounting for collections, furnishing monthly and annual statements to the Owner Trustee and the Indenture Trustee with respect to distributions, [making Advances pursuant to Section 4.4,] preparing (or causing to be prepared) the tax returns of the Trust in accordance with Section
5.6 of the Trust Agreement and, if requested to do so, providing the certifications required, pursuant to Section 5.1(b) hereof. The Servicer shall follow its customary standards, policies and procedures in performing its duties as Servicer. Without limiting the generality of the foregoing, the Servicer is hereby authorized and empowered to execute and deliver, on behalf of itself, the Issuer, the Owner Trustee, the Indenture Trustee, the Noteholders, the Certificateholders, or any of them, any and all instruments of satisfaction or cancellation, or partial or full release or discharge, and all other comparable instruments, with respect to such Receivables or to the Financed Vehicles securing such Receivables. If the Servicer shall commence a legal proceeding to enforce a Receivable, the Issuer (in the case of a Receivable other than a Purchased


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Receivable) shall thereupon be deemed to have automatically assigned, solely for the purpose of collection, such Receivable to the Servicer. If in any enforcement suit or legal proceeding it shall be held that the Servicer may not enforce a Receivable on the ground that it shall not be a real party in interest or a holder entitled to enforce the Receivable, the Issuer shall, at the Servicer's expense and direction, take steps to enforce the Receivable, including bringing suit in its name or the names of the Indenture Trustee, the Noteholders, the Certificateholders, or any of them. The Issuer shall furnish the Servicer with any powers of attorney and other documents reasonably necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder.

      SECTION 3.2 Collection of Receivable Payments. The Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Receivables as and when the same shall become due and shall follow such collection procedures as it follows with respect to all comparable new or used automobile and light-duty truck receivables that it services for itself. The Servicer shall not change the amount of or reschedule the due date of any scheduled payment of a Receivable to a date more than 30 days from the original due date of such scheduled payment, change the annual percentage rate of or extend any Receivable or change any material term of a Receivable, except as provided by the terms of the Receivable or of this Agreement or as required by law or court order; provided, however, that the Servicer may extend any Receivable that is in default or with respect to which default is reasonably foreseeable and that would be acceptable to the Servicer with respect to comparable new or used automobile and light-duty truck receivables that it services for itself, if (a) the amount on deposit in the Reserve Account is greater than zero at the time of the extension, (b) the total credit-related extensions granted on the Receivable will not exceed [ ] months in the aggregate, (c) the maturity of such Receivable will not be extended beyond [ ]; and (d) after giving effect to such extension, the aggregate Principal Balance of Receivables the maturity of which have been extended does not exceed [ ]% of the Cut-off Date Pool Balance. If, as a result of inadvertently rescheduling or extending payments, such rescheduling or extension breaches any of the terms of the proviso to the preceding sentence, then the Servicer shall be obligated to purchase such Receivable pursuant to Section 3.7. For the purpose of such purchases pursuant to Section 3.7, notice shall be deemed to have been received by the Servicer at such time as shall make purchase mandatory as of the last day of the Collection Period during which the discovery of such breach occurred.

      SECTION 3.3 Realization Upon Receivables. On behalf of the Issuer, the Servicer shall use reasonable efforts, consistent with its customary standards, policies and procedures, to repossess or otherwise convert the ownership of the Financed Vehicle securing any Receivable as to which the Servicer shall have determined to be a Defaulted Receivable or otherwise (and shall specify any such Defaulted Receivable to the Indenture Trustee no later than the Determination Date following the Collection Period in which the Servicer shall have made such determination). The Servicer shall follow such customary standards, policies and procedures as it shall deem necessary or advisable in its servicing of comparable receivables, which may include selling the Financed Vehicle at public or private sale. The Servicer shall be entitled to recover from proceeds all reasonable expenses incurred by it in the course of converting the Financed Vehicle into cash proceeds. The Liquidation Proceeds (net of such expenses) realized in connection with any such action with respect to a Receivable shall be deposited by the Servicer


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in the Collection Account in the manner specified in Section 4.2 and shall be applied to reduce (or to satisfy, as the case may be) the Purchase Amount of the Receivable, if such Receivable is to be repurchased by the Depositor pursuant to Section 2.3, or is to be purchased by the Servicer pursuant to
Section 3.7. The foregoing shall be subject to the provision that, in any case in which the Financed Vehicle shall have suffered damage, the Servicer shall not be required to expend funds in connection with the repair or the repossession of such Financed Vehicle unless it shall determine in its discretion that such repair and/or repossession will increase the Liquidation Proceeds by an amount greater than the amount of such expenses.

      SECTION 3.4 Allocations of Collections. If an Obligor is obligated under one or more Receivables and also under one or more other assets owned by [ ] or assigned by [ ] to third parties, then any payment on any such asset received from or on behalf of such Obligor shall, if identified as being made with respect to a particular item or asset, be applied to such item, and otherwise shall be allocated by [ ] in accordance with its customary standards, policies and procedures.

      SECTION 3.5 Maintenance of Security Interests in Financed Vehicles. The Servicer shall, in accordance with its customary procedures, take such steps as are necessary to maintain perfection of the security interest created by each Receivable in the related Financed Vehicle. The Issuer hereby authorizes the Servicer to take such steps as are necessary to re-perfect such security interest on behalf of the Issuer and the Indenture Trustee in the event of the relocation of a Financed Vehicle or for any other reason, in either case, when the Servicer has knowledge of the need for such re-perfection. In the event that the assignment of a Receivable to the Issuer is insufficient, without a notation on the related Financed Vehicle's certificate of title, or without fulfilling any additional administrative requirements under the laws of the state in which the Financed Vehicle is located, to transfer to the Issuer a perfected security interest in the related Financed Vehicle, the Servicer hereby agrees that the Servicer's listing as the secured party on the certificate of title is deemed to be in its capacity as agent of the Issuer and the Indenture Trustee and further agrees to hold such certificate of title as the agent and custodian of the Issuer and the Indenture Trustee; provided that the Servicer shall not, nor shall the Issuer or the Indenture Trustee have the right to require that the Servicer, make any such notation on the related Financed Vehicles' certificate of title or fulfill any such additional administrative requirement of the laws of the state in which a Financed Vehicle is located.

      SECTION 3.6 Covenants of Servicer. The Servicer shall not (i) release the Financed Vehicle securing each such Receivable from the security interest granted by such Receivable in whole or in part except in the event of payment in full by or on behalf of the Obligor thereunder, (ii) impair the rights of the Issuer in the Receivables, or (iii) increase the number of payments under a Receivable, increase the Amount Financed under a Receivable or extend or forgive payments on a Receivable, except as provided in Section 3.2. In the event that at the end of the scheduled term of any Receivable, the outstanding principal amount thereof is such that the final payment to be made by the related Obligor is larger than the regularly scheduled payment of principal and interest made by such Obligor, the Servicer may permit such Obligor to pay such remaining principal amount in more than one payment of principal and interest; provided that the last such payment shall be due on or prior to the Collection Period immediately preceding the Class D Final Scheduled Payment Date.


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      SECTION 3.7 Purchase of Receivables Upon Breach. (a) The Servicer, the
Depositor or the Owner Trustee, as the case may be, promptly shall inform the other parties to this Agreement, in writing, upon the discovery of any breach pursuant to Section 3.2, 3.5 or 3.6. Unless the breach shall have been cured by the last day of the second Collection Period following such discovery (or, at the Servicer's election, the last day of the first following Collection Period), the Servicer shall purchase any Receivable materially and adversely affected by such breach as determined by the Indenture Trustee (which shall include any Receivable as to which a breach of Section 3.6 has occurred) at the Purchase Amount (less any Liquidation Proceeds deposited, or to be deposited, in the Collection Account with respect to such Receivable pursuant to Section 3.3). In consideration of the purchase of such Receivable, the Servicer shall remit the Purchase Amount in the manner specified in Section 4.5. For purposes of this Section 3.7, the Purchase Amount shall consist in part of a release by the Servicer of all rights of reimbursement with respect to Outstanding Advances on the Receivable. The sole remedy of the Issuer, the Owner Trustee, the Indenture Trustee, the Noteholders or the Certificateholders with respect to a breach pursuant to Section 3.2, 3.5 or 3.6 shall be to require the Servicer to purchase Receivables pursuant to this Section 3.7.

      (b) With respect to all Receivables purchased pursuant to this Section 3.7, the Issuer shall assign to the Servicer, without recourse, representation or warranty, all of the Issuer's right, title and interest in and to such Receivables and all security and documents relating thereto.

      SECTION 3.8 Servicer Fees. The Servicer shall be entitled to [any interest earned on the amounts deposited in the Collection Account during each Collection Period plus] all late fees, prepayment charges and other administrative fees and expenses or similar charges, if any, allowed by applicable law and the terms of the Receivables during each Collection Period (the "Supplemental Servicing Fee"). The Servicer also shall be entitled to the Servicing Fee, as provided herein.

      SECTION 3.9 Monthly Receivables Tape; Servicer's Certificate. On or prior to [the Determination Date for each] [the [ ] Business Day prior to each] Payment Date, the Servicer shall deliver to the Depositor, the Owner Trustee, each Note Paying Agent and Certificate Paying Agent, the Indenture Trustee and the Seller, with a copy to the Rating Agencies, (a) the Monthly Receivables Tape for the related Collection Period, and (b) a Servicer's Certificate containing all information (including all specific dollar amounts) necessary to make the transfers and distributions pursuant to Sections 4.3, 4.4, 4.5, 4.6 and 4.7 for the Collection Period preceding the date of such Servicer's Certificate, and the written statements to be furnished by the Owner Trustee to the Certificateholders pursuant to Section 4.9 and by the Indenture Trustee to the Noteholders pursuant to Section 4.9 hereof and Section 6.6 of the Indenture. Receivables purchased or to be purchased by the Servicer or the Seller shall be identified by the Servicer by the Seller's account number with respect to such Receivable (as specified in the Schedule of Receivables).

      SECTION 3.10 Annual Statement as to Compliance; Notice of Event of Servicing Termination. (a) The Servicer shall deliver to the Owner Trustee, the Indenture Trustee and each Rating Agency on or before April 30 of each year beginning April 30, 200[ ], an Officer's Certificate, with respect to the preceding 12-month period (or such shorter period in the case of the first such certificate), stating that (i) a review of the activities of the Servicer during the preceding 12-month period (or such shorter period in the case of the first such certificate) and of its performance under this Agreement has been made under such officer's supervision and (ii) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such period, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. A copy of such Officer's Certificate and the report referred to in Section 3.11 may be obtained by any Certificateholder by a request in writing to the Owner Trustee, or by any Noteholder or Person certifying that it is a Note Owner by a request in writing to the Indenture Trustee, in either case addressed to the applicable Corporate Trust Office. Upon the telephone request of the Owner Trustee, the Indenture Trustee shall promptly furnish the Owner Trustee a list of Noteholders as of the date specified by the Owner Trustee.

      (b) The Servicer shall deliver to the Owner Trustee, the Indenture Trustee and each Rating Agency promptly after having obtained knowledge thereof, but in no event later than five (5) Business Days thereafter, written notice in an Officer's Certificate of any event which with the giving of notice or lapse of time, or both, would become an Event of Servicing Termination under
Section 7.1. [The Seller shall deliver to the Owner Trustee, the Indenture Trustee and each Rating Agency promptly after having obtained knowledge thereof, but in no event later than five (5) Business Days thereafter, written notice in an Officer's Certificate of any event which with the giving of notice or lapse of time, or both, would become an Event of Servicing Termination under clause (a)(ii) of Section 7.1.]

      SECTION 3.11 Annual Independent Certified Public Accountant's Report. The Servicer shall cause a firm of independent certified public accountants, who may also render other services to the Servicer, the Seller or the Depositor, to deliver to the Owner Trustee and the Indenture Trustee on or before April 30 of each year beginning April 30, 200[ ] with respect to the prior calendar year (or such shorter period in the case of the first such report) a report addressed to the board of directors of the Servicer and to the Owner Trustee and the Indenture Trustee, to the effect that such firm has examined the automobile and light-duty truck receivable servicing functions of the Servicer for such period, including the Servicer's procedures and records relating to servicing of the Receivables under this Agreement and that, on the basis of such examination, such firm is of the opinion that such servicing has been conducted during such period in compliance with this Agreement except for (a) such exceptions as such firm believes to be immaterial and (b) such other exceptions as shall be set forth in such firm's report. In addition, such report shall state that [such firm has compared the mathematical calculations of each amount set forth in the Servicer's Certificates forwarded by the Servicer pursuant to Section 3.9 during the period covered by such report (which shall be the preceding calendar year or such shorter period in the case of the first such report) with the Servicer's computer reports which were the source of such amounts and that on the basis of such comparison, such firm is of the opinion that such amounts are in agreement, except for such exceptions as such firm believes to be immaterial and such other exceptions as shall be set forth in such statement.] [Such examination (a) was made in accordance with generally accepted auditing standards and accordingly included such tests of the accounting records and such other auditing procedures as such firm considered necessary in the circumstances; (b) included tests relating to automotive loans serviced for others in accordance with the requirements of the Uniform Single Attestation

Program for Mortgage Bankers (the "Program"), to the extent the procedures in such Program are applicable to the servicing obligations set forth in this Agreement; and (c) except as described in the report, disclosed no exceptions or errors in the records relating to automobile and light-duty truck loans serviced for others that, in the firm's opinion, paragraph four of such Program requires such firm to report.] In addition, such report shall set forth the procedures performed in conjunction with the examination and shall contain an opinion of such firm as to the accuracy of the amounts set forth in the Servicer's Certificates delivered pursuant to Section 3.9 in such period.

      The report will also indicate that the firm is independent of the Servicer within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants.

      SECTION 3.12 Access to Certain Documentation and Information Regarding Receivables. The Servicer shall provide to the Certificateholders, the Indenture Trustee and the Noteholders access to the Receivable Files in such cases where the Certificateholders, the Indenture Trustee or the Noteholders shall be required by applicable statutes or regulations to review such documentation. Access shall be afforded without charge, but only upon reasonable request and during the normal business hours at the respective offices of the Servicer. Nothing in this Section 3.12 shall affect the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors, and the failure of the Servicer to provide access to information as a result of such obligation shall not constitute a breach of this Section 3.12.

      SECTION 3.13 Servicer Expenses. The Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder, including fees, expenses (including counsel fees and expenses) and disbursements of the Owner Trustee and the Indenture Trustee, independent accountants, taxes imposed on the Servicer and expenses incurred in connection with distributions and reports to Noteholders and Certificateholders.

      SECTION 3.14 Insurance. The Servicer, in accordance with its customary servicing procedures and underwriting standards, shall require that each Obligor shall have obtained and shall maintain comprehensive and collision insurance covering the related Financed Vehicle as of the execution of the Receivable. The Servicer shall enforce its rights under the Receivables to require the Obligors to maintain comprehensive and collision insurance, in accordance with the Servicer's customary practices and procedures with respect to comparable new or used automobile and light-duty truck receivables that it services for itself or others.

      SECTION 3.15 Sarbanes-Oxley Act of 2002. To the extent permitted by applicable law and the rules of the Securities and Exchange Commission as interpreted by the staff of the Securities and Exchange Commission, the Servicer shall furnish to the [Depositor] [Master Servicer] [Indenture Trustee] in a timely manner for filing under the Securities Exchange Act of 1934, as amended, the certification required by Section 302 of the Sarbanes-Oxley Act of 2002 in respect of any securitization of the Receivables; provided that such certification shall only relate to the Servicing Report. Whether or not such certification may be given by the Servicer, the Servicer hereby indemnifies and holds harmless the Purchaser and [the Master Servicer]

[Indenture Trustee] against any loss, liability and damages incurred by the [Depositor] [Master Servicer] [Indenture Trustee] in respect of any certification furnished by it pursuant to such Section 302 of the Sarbanes-Oxley Act of 2002 to the extent such loss, liability and damages arises out of or is based on such certification relating to information contained in or omitted from any Servicer Report.

                                   ARTICLE IV

         DISTRIBUTIONS; RESERVE ACCOUNT; STATEMENTS TO NOTEHOLDERS AND
                               CERTIFICATEHOLDERS

      SECTION 4.1 Accounts. (a) The Servicer shall, prior to the Closing Date, cause to be established and maintained an Eligible Deposit Account in the name "[ ], as Indenture Trustee, as secured party from Whole Auto Loan Trust [ ]", initially at the corporate trust department of the Indenture Trustee, which shall be designated as the "Collection Account". The Collection Account shall be under the sole dominion and control of the Indenture Trustee; provided, that the Servicer may make deposits to and direct the Indenture Trustee in writing to make withdrawals from the Collection Account in accordance with the terms of the Basic Documents. The Collection Account will be established and maintained pursuant to an account agreement which specifies New York law as the governing law. In addition, the Collection Account shall be established and maintained at an Institution which agrees in writing that for so long as the Notes are outstanding it will comply with entitlement orders (as defined in Article 8 of the UCC) originated by the Indenture Trustee without further consent of the Issuer. All monies deposited from time to time in the Collection Account shall be held by the Indenture Trustee as secured party for the benefit of the Noteholders and, after payment in full of the Notes, as agent of the Issuer and as part of the Trust Property. All deposits to and withdrawals from the Collection Account shall be made only upon the terms and conditions of the Basic Documents.

      If the Servicer is required to remit collections pursuant to the first sentence of Section 4.2, all amounts held in the Collection Account shall, to the extent permitted by applicable law, rules and regulations, be invested, as directed in writing by [ ], by [ ] or trust company then maintaining the Collection Account in specified Permitted Investments that mature not later than the Business Day immediately prior to the Payment Date for the Collection Period to which such amounts relate and such Permitted Investments shall be held to maturity. [All interest and other income (net of losses and investment expenses) on funds on deposit in the Collection Account shall be withdrawn from the Collection Account at the written [ ] of the Servicer and shall be paid to [ ].] The Indenture Trustee shall not be liable for investment losses in Permitted Investments made in accordance with directions from [ ]. In the event that the Collection Account is no longer to be maintained at the corporate trust department of the Indenture Trustee, the Servicer shall, with the Indenture Trustee's or Issuer's assistance as necessary, cause an Eligible Deposit Account to be established as the Collection Account within ten (10) Business Days (or such longer period not to exceed thirty (30) calendar days as to which each Rating Agency may consent).

      (b) The Servicer shall, prior to the Closing Date, establish and maintain an administrative subaccount within the Collection Account at [ ] or trust company then maintaining the Collection Account, which subaccount shall be designated as the "Principal Distribution Account". The Principal Distribution Account is established and maintained solely for administrative purposes.

      (c) The Servicer shall, prior to the Closing Date, cause an Eligible Deposit Account to be established and maintained, in the name "Whole Auto Loan Trust [ ] Certificate Distribution Account", initially at the corporate trust department of the [Owner Trustee] [Indenture Trustee], which shall be designated as the "Certificate Distribution Account". The Certificate Distribution Account shall be under the sole dominion and control of the [Owner Trustee] [Indenture Trustee]. All monies deposited from time to time in the Certificate Distribution Account pursuant to this Agreement and the Indenture shall be held by the [Owner Trustee] [Indenture Trustee] as part of the Trust Property and shall be applied as provided in the Basic Documents. In the event that the Certificate Distribution Account is no longer to be maintained at the corporate trust department of the [Owner Trustee] [Indenture Trustee], the Servicer shall cause an Eligible Deposit Account to be established as the Certificate Distribution Account within ten (10) Business Days (or such longer period not to exceed thirty (30) calendar days as to which each Rating Agency may consent). The Certificate Distribution Account will be established and maintained pursuant to an account agreement which specifies New York law as the governing law.

      SECTION 4.2 Collections. The Servicer shall remit to the Collection Account within two (2) Business Days of the receipt thereof (i) all payments by or on behalf of the Obligors (but excluding Purchased Receivables) and (ii) all Liquidation Proceeds, both as collected during the Collection Period; provided that [ ], so long as it is acting as the Servicer and no Event of Servicing Termination has occurred and is continuing, may make remittances of collections on a less frequent basis than that specified in the immediately preceding sentence. It is understood that such less frequent remittances may be made only on the specific terms and conditions set forth below in this Section 4.2 and only for so long as such terms and conditions are fulfilled. Accordingly, notwithstanding the provisions of the first sentence of this Section 4.2, the Servicer shall remit collections received during a Collection Period to the Collection Account in immediately available funds on the Business Day preceding the related Payment Date but only for so long as the Monthly Remittance Condition is satisfied. The Owner Trustee or the Indenture Trustee shall not be deemed to have knowledge of any event or circumstance in the definition of Monthly Remittance Condition that would require remittance by the Servicer to the Collection Account within two (2) Business Days of receipt as aforesaid unless the Owner Trustee or the Indenture Trustee has received notice of such event or circumstance from the Seller or the Servicer in an Officer's Certificate or from the holders of Notes evidencing not less than 25% of the principal amount of the Notes Outstanding or from the holders of Class D Certificates evidencing not less than 25% of the Certificate Balance or holders of Class E Certificates evidencing Percentage Interests aggregating at least 51% or a Trustee Officer in the Corporate Trust Office with knowledge hereof or familiarity herewith has actual knowledge of such event or circumstance. For purposes of this Article IV the phrase "payments by or on behalf of Obligors" shall mean payments made by Persons other than the Servicer or by other means.

      SECTION 4.3 Application of Collections. For the purposes of this Agreement, as of the close of business on the last day of each Collection Period, all collections for the Collection Period with respect to each Receivable (other than a Purchased Receivable) shall be applied by the Servicer as follows:

           Each payment on a Receivable shall be applied first to the amount of interest accrued on such Receivable to the date of receipt, then to reduce the scheduled principal amount outstanding on the Receivable to the extent of the remaining scheduled payment and then to any outstanding fees under the terms of the Receivable. Amounts paid by the Depositor, the Seller or the Servicer in respect of Repurchased Receivables shall be allocated first to any interest accrued on the related Receivable and then to the Principal Balance of the related Receivable.

      [SECTION 4.4 Advances. (a) As of each Determination Date, the Servicer shall make a payment with respect to each Receivable (other than a Defaulted Receivable) equal to the excess, if any, of (x) the product of the Principal Balance of such Receivable as of the first day of the related Collection Period and one-twelfth of the Annual Percentage Rate on such Receivable (calculated on the basis of a 360-day year of twelve 30-day months), over (y) the interest actually received by the Servicer with respect to such Receivable from the Obligor or from payment of the Purchase Amount during or with respect to such Collection Period. The Servicer shall deposit all such Advances into the Collection Account in immediately available funds no later than, 11:00 a.m. New York City time, on the Determination Date. Notwithstanding the foregoing, the Servicer may elect not to make any Advance with respect to a Receivable to the extent that the Servicer, in its sole discretion, shall determine that such Advance is not recoverable from subsequent payments on such Receivable or from withdrawals from the Reserve Account. To the extent that the amount set forth in clause (y) above with respect to a Receivable is greater than the amount set forth in clause (x) above with respect thereto, such excess amount shall be distributed to the Servicer pursuant to Section 4.6(b). In addition, in the event that a Receivable becomes a Defaulted Receivable, Outstanding Advances in respect of that Receivable shall be reimbursed to the extent of interest Collections with respect to such Receivable and, if such amounts are insufficient, from amounts on deposit in the Reserve Account, and if such amounts are not sufficient, from amounts on deposit in the Collection Account. The Servicer shall not make any advance with respect to principal of Receivables.

      (b) The Servicer shall deposit in the Collection Account the aggregate Advances on the Receivables pursuant to Section 4.4(a). To the extent that the Servicer fails to make an Advance pursuant to Section 4.4(a) on the date required, the Servicer shall so notify the Issuer and the Indenture Trustee in writing specifying the amount of the Advance and the Receivable to which such Advance related, and the Trustee shall withdraw such amount (or, if determinable, such portion of such amount as does not represent advances for delinquent interest) from the Reserve Account to the extent of available funds therein and deposit such amount in the Collection Account.]

      SECTION 4.5 Additional Deposits. (a) The [Seller, the] Depositor and the Servicer shall deposit in the Collection Account the aggregate Purchase Amounts with respect to Purchased

Receivables pursuant to Sections 2.3 and 3.7, respectively, and the Servicer shall deposit therein all amounts to be paid under Section 8.1. All such deposits with respect to a Collection Period shall be made, in immediately available funds, on the Business Day preceding the Payment Date related to such Collection Period.

      (b) The Indenture Trustee, in accordance with the written instructions of the Servicer, shall, on the Payment Date relating to each Collection Period, make withdrawals from the Reserve Account (i) first, in an amount equal to the Reserve Account Excess Amount and (ii) second, in an amount equal to the amount (if positive) calculated by the Servicer pursuant to the second sentence of
Section 4.6(b).

      SECTION 4.6 Distributions. [(a) On each Payment Date, the Indenture Trustee shall cause the transfer and distribution of the amounts set forth in the Servicer's Certificate for such Payment Date from the Collection Account to the Servicer, in immediately available funds, for repayment of Outstanding Advances pursuant to Section 4.4(a).]

      (b) The Servicer shall on or before each Determination Date calculate the Available Collections, the Reserve Account Excess Amount, the Available Funds, the Servicing Fee and all unpaid Servicing Fees from prior Collection Periods, if any, the Accrued Class A Note Interest, the Accrued Class B Note Interest, the Accrued Class C Note Interest, the Accrued Class D Certificate Interest and the Overcollateralization Distribution Amount. In addition, the Servicer shall calculate on or before each Determination Date the amount, if any, by which the Available Funds exceeds the sum of the Servicing Fee and the total interest due on the Notes on the related Payment Date and, pursuant to
Section 4.5(b), the Indenture Trustee shall withdraw funds from the Reserve Account in an amount equal to the lesser of such excess or the balance of such Reserve Account.

      (c) On each Payment Date, the Servicer shall instruct the Indenture Trustee (based on the information contained in the Servicer's Certificate delivered on or before the related Determination Date pursuant to Section 3.9), to make the following withdrawals from the Collection Account and make deposits, distributions and payments, to the extent of Available Funds for such Payment Date (plus funds, if any, deposited in the Collection Account from the Reserve Account pursuant to Section 4.5(b)), in the following order of priority:

           (i) first, to the Servicer, the Servicing Fee and all unpaid Servicing Fees from prior Collection Periods;

           (ii) second, to the Class A Noteholders, the Accrued Class A Note Interest for such Payment Date; to the Class B Noteholders, the Accrued Class B Note Interest for such Payment Date; to the Class C Noteholders, the Accrued Class C Note Interest for such Payment Date; provided that if there are not sufficient funds available to pay the entire amount of the interest accrued on each Class of Notes, the amounts available shall be applied to the payment of such interest on the Notes on a pro rata basis;

           (iii) third, to the Certificate Distribution Account, the Accrued Class [D] Certificate Interest for such Payment Date;

           (iv) fourth, to the Reserve Account, the amount, if any, required to reinstate the amount in the Reserve Account up to the Specified Reserve Balance for such Payment Date;

           (v) fifth, to the Principal Distribution Account, the outstanding principal amount of the Class A-1 Notes for payment to the holders of the Class A-1 Notes;

           (vi) sixth, the Overcollateralization Distribution Amount to the Certificate Distribution Account for payment to the holders of Class E Certificates;

           (vii) seventh, to the Principal Distribution Account, the outstanding principal amount of the Class A-2 Notes, the Class B Notes and the Class C Notes;

           (viii) eighth, the Certificate Balance to the Certificate Distribution Account for distribution to the holders of the Class D Certificates;

           (ix) ninth, to the Indenture Trustee and the Owner Trustee, all amounts for fees, expenses and indemnification due under Section 6.7 of the Indenture and Article VII of the Trust Agreement, respectively, and not previously paid; and

           (x) tenth, to the Certificate Distribution Account for distribution to the Class E Certificateholders, any funds remaining on deposit in the Collection Account with respect to the Collection Period preceding such Payment Date.

      (d) If the Notes have not been accelerated because of an Event of Default, then on each Payment Date the Servicer shall instruct the Indenture Trustee (based on the information contained in the Servicer's Certificate delivered on or before the related Determination Date pursuant to Section 3.9), to withdraw the funds deposited in the Principal Distribution Account on such Payment Date and make distributions and payments in the following order of priority:

           (i) first, to the holders of the Class A-1 Notes on a pro rata basis in reduction of principal until the principal amount of the Class A-1 Notes has been paid in full;

           (ii) second, to the holders of the Class A-2 Notes on a pro rata basis in reduction of principal until the principal amount of the Class A-2 Notes has been paid in full;

           (iii) third, to the holders of the Class B Notes on a pro rata basis in reduction of principal until the principal amount of the Class A-3 Notes has been paid in full; and

           (iv) fourth, to the holders of the Class C Notes on a pro rata basis in reduction of principal until the principal amount of the Class A-4 Notes has been paid in full.

Any funds remaining on deposit in the Principal Distribution Account shall be paid to the Indenture Trustee and the Owner Trustee to the extent, if any, of amounts due to them hereunder that are unpaid and then to the holders of the Class E Certificates.

      SECTION 4.7 Reserve Account. (a) (i) The Servicer shall, prior to the Closing Date, cause to be established and maintained an Eligible Deposit Account in the name "[ ], as Indenture Trustee, as secured party from Whole Auto Loan Trust [ ]", initially at the corporate trust department of the Indenture Trustee, which shall be designated as the "Reserve Account" (the Reserve Account, together with the Collection Account (including the Principal Distribution Account), the "Trust Accounts"). The Reserve Account shall be under the sole dominion and control of the Indenture Trustee; provided, that the Servicer may make deposits to the Reserve Account in accordance with the Basic Documents. The Reserve Account will be established and maintained pursuant to an account agreement which specifies New York law as the governing law. In addition, the Reserve Account shall be established and maintained at an institution which agrees in writing that for so long as the Notes are outstanding it will comply with entitlement orders (as defined in Article 8 of the UCC) originated by the Indenture Trustee without further consent of the Issuer. On the Closing Date, the Depositor shall deposit the Reserve Initial Deposit into the Reserve Account. The Reserve Account and all amounts, securities, investments, financial assets and other property deposited in or credited to the Reserve Account (such amounts, the "Reserve Account Property") shall be held by the Indenture Trustee as secured party for the benefit of the Noteholders and, after payment in full of the Notes, as agent of the Owner Trustee and as part of the Trust Property, and all deposits to and withdrawals from there from shall be made only upon the terms and conditions of the Basic Documents.

      The Reserve Account Property shall, to the extent permitted by applicable law, rules and regulations, be invested, as directed in writing by the Depositor, by [ ] or trust company then maintaining the Reserve Account in Permitted Investments that mature not later than the next Payment Date or such later date that satisfies the Rating Agency Condition, and such Permitted Investments shall be held to maturity. If [ ] is the Indenture Trustee, in the absence of written direction, all funds shall be invested in the [ ]. All interest and other income (net of losses and investment expenses) on funds on deposit in the Reserve Account shall be deposited therein. The Indenture Trustee shall not be liable for investment losses in Permitted Investments made in accordance with directions from the Servicer. In the event the Reserve Account is no longer to be maintained at the corporate trust department of the Indenture Trustee, the Servicer shall, with the Indenture Trustee's or Owner Trustee's assistance as necessary, cause an Eligible Deposit Account to be established as the Reserve Account within ten (10) Business Days (or such longer period not to exceed thirty (30) calendar days as to which each Rating Agency may consent).

           (ii) With respect to Reserve Account Property:

                (A) any Reserve Account Property that is a "financial asset" as defined in Section 8-102(a)(9) of the UCC shall be physically delivered to, or credited to an account in the name of, the institution maintaining the Reserve Account in accordance with such institution's customary procedures such that such institution establishes a "securities entitlement" in favor of the Indenture Trustee with respect thereto; and

                (B) any Reserve Account Property that is held in deposit accounts shall be held solely in the name of the Indenture Trustee at one or more depository institutions having the Required Rating and each such deposit account shall be subject to the exclusive custody and control of the Indenture Trustee and the Indenture Trustee shall have sole signature authority with respect thereto.

           (iii) Except for any deposit accounts specified in clause (ii)(B) above, the Reserve Account shall only be invested in securities or in other assets which the institution maintaining the Reserve Account agrees to treat as "financial assets" as defined in Section 8-102(a)(9) of the UCC.

      [(b) If the Servicer pursuant to Section 4.4 determines on or before any Determination Date that it is required to make an Advance and does not do so from its own funds, the Servicer shall promptly instruct the Indenture Trustee in writing to draw funds, in an amount specified by the Servicer, from the Reserve Account and deposit them in the Collection Account to cover any shortfall. Such payment shall be deemed to have been made by the Servicer pursuant to Section 4.4 for purposes of making distributions pursuant to this Agreement, but shall not otherwise satisfy the Servicer's obligation to deliver the amount of the Advances to the Indenture Trustee, and the Servicer shall within two (2) Business Days replace any funds in the Reserve Account so used.]

      (c) Following the payment in full of the aggregate principal amount of the Notes and the Certificate Balance and of all other amounts owing or to be distributed hereunder or under the Indenture or the Trust Agreement to Noteholders and Certificateholders, the Indenture Trustee and the Owner Trustee and the termination of the Trust, any remaining Reserve Account Property shall be distributed to the [the holders of the Class E Certificates] [Depositor].

      SECTION 4.8 Net Deposits. For so long as (i) [ ] shall be the Servicer and (ii) the Servicer shall be entitled pursuant to Section 4.2 to remit collections on a monthly basis rather than within two (2) Business Days of receipt, [ ] may make the remittances pursuant to Sections 4.2 and 4.5 above, net of amounts to be distributed to the [ ] pursuant to Section 4.6(c). Nonetheless, the Servicer shall account for all of the above described remittances and distributions except for the Supplemental Servicing Fee in the Servicer's Certificate as if the amounts were deposited and/or transferred separately.

      SECTION 4.9 Statements to Noteholders and Certificateholders. On the Business Day prior to each Payment Date, the Servicer shall provide to the Indenture Trustee (with copies to the Rating Agencies and each Note Paying Agent) for the Indenture Trustee to make available to each Noteholder of record as of the most recent Record Date and to the Owner Trustee (with copies to the Rating Agencies and to each Certificate Paying Agent) for the Owner Trustee to forward to each Certificateholder of record as of the most recent Record Date a statement based on information in the Servicer's Certificate furnished pursuant to Section 3.9, setting forth for the Collection Period relating to such Payment Date the following information as to the Notes and the Certificates to the extent applicable:

           (i) the amount of such distribution allocable to principal allocable to the Notes and to the Certificates;

           (ii) the amount of such distribution allocable to interest allocable to the Notes and the Certificates;

           (iii) the amount of such distribution allocable to draws from the Reserve Account, if any;

           (iv) the Pool Balance as of the close of business on the last day of the preceding Collection Period;

           (v) the Specified Reserve Balance as of such Payment Date;

           (vi) the amount of the Servicing Fee paid to the Servicer with respect to the related Collection Period and the amount of any unpaid Servicing Fees and the change in such amount from that of the prior Payment Date;

           (vii) the amounts of the Class A Noteholders' Interest Carryover Shortfall, the Class B Noteholders' Interest Carryover Shortfall, the Class C Noteholders' Interest Carryover Shortfall and the Class D Certificateholders' Interest Carryover Shortfall, if any, on such Payment Date and the change in such amounts from the preceding Payment Date;

           (viii) the aggregate outstanding principal amount of each Class of Notes, the Note Pool Factor for each Class of Notes, the Certificate Balance and the Certificate Pool Factor as of such Payment Date;

           (ix) the amount of any previously due and unpaid payment of principal of each Class of Notes or of the Certificate Balance, as applicable, and the change in such amount from that of the prior Payment Date;

           (x) the balance of the Reserve Account on such Payment Date, after giving effect to distributions made on such Payment Date and the change in such balance from the preceding Payment Date;

           (xi) the amount of the aggregate Realized Losses [to be defined, if we want to report this item], if any, with respect to the related Collection Period;

           (xii) the aggregate Purchase Amount of Receivables repurchased by the Depositor or the Seller or purchased by the Servicer, if any, with respect to the related Collection Period;

           [(xiii) the amount of Advances, if any, on such Payment Date;]

           (xiv) the aggregate Collections for the related Collection Period;
      and

           (xv) the aggregate Principal Balance of the Receivables that became designated as Defaulted Receivables during the related Collection Period.

      [In addition,  such statements may be posted by the Indenture  Trustee on
its website at [             ].

      Each amount set forth on the Payment Date statement pursuant to clauses
(i), (ii), (vi), (vii) and (ix) above shall be expressed as a dollar amount per $1,000 of original principal amount of a Note or original Certificate Balance of a Certificate, as applicable.

                                   ARTICLE V

                                 THE DEPOSITOR

      SECTION 5.1 Representations, Warranties and Covenants of Depositor.

      (a) The Depositor makes the following representations and warranties on which the Issuer is deemed to have relied in acquiring the Trust Property. The representations and warranties speak as of the execution and delivery of this Agreement and shall survive the conveyance of the Trust Property by the Depositor to the Issuer and the pledge thereof by the Issuer to the Indenture Trustee pursuant to the Indenture:

      (i) Organization and Good Standing. The Depositor is a duly formed, validly existing and in good standing under the laws of the State of Delaware, with all corporate power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, power, authority, and legal right to acquire and own the Receivables.

      (ii) Power and Authority. The Depositor has all corporate power and authority to execute and deliver this Agreement and the other Basic Documents to which it is a party and to carry out their terms; the Depositor has full power and authority to sell and assign the property to be sold, and assigned to and deposited with the Issuer, and the Depositor shall have duly authorized such sale and assignment to the Issuer by all necessary corporate action; and the execution, delivery, and performance of this Agreement and the other Basic Documents to which the Depositor is a party have been duly authorized, executed and delivered by the Depositor by all necessary corporate action.

      (iii) Binding Obligations. This Agreement, when duly executed and delivered by the other parties hereto, constitutes a legal, valid, and binding obligation of the Depositor enforceable against the Depositor in accordance with its terms, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting creditors' rights in general and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

      (iv) No Violation. The consummation of the transactions contemplated by this Agreement and the other Basic Documents to which the Depositor is a party and the fulfillment of the terms hereof and thereof do not (i) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the certificate of incorporation or by-laws of the Depositor, or conflict with or breach any of the material terms or provisions of, or constitute (with or without notice or lapse of time) a default under, any indenture, agreement, or other instrument to which the Depositor is a party or by which it is bound, (ii) result in the creation or imposition of any lien upon any of its properties pursuant to the terms of any such indenture, agreement, or other instrument, or (iii) violate any law or, to the best of the Depositor's knowledge, any order, rule, or regulation applicable to the Depositor of any court or of any federal or state regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Depositor or its properties.

      (v) No Proceedings. There are no proceedings or investigations pending, or, to the best of the Depositor's knowledge, threatened, before any court, regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Depositor or its properties (i) asserting the invalidity of this Agreement, any of the other Basic Documents or the Securities, (ii) seeking to prevent the issuance of the Securities or the consummation of any of the transactions contemplated by this Agreement or the other Basic Documents, (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement, any of the other Basic Documents or the Securities or (iv) relating to the Depositor and which might adversely affect the federal income tax attributes of the Securities.

      SECTION 5.2 Liability of Depositor; Indemnities. The Depositor shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Depositor under this Agreement, and hereby agrees to the following:

      (a) The Depositor shall indemnify, defend, and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee, the Noteholders and the Certificateholders from and against any loss, liability or expense incurred by reason of (i) the Depositor's willful misfeasance, bad faith, or negligence in the performance of its duties under this Agreement, or by reason of reckless disregard of its obligations and duties under this Agreement and (ii) the Depositor's violation of federal or State securities laws in connection with the registration or the sale of the Notes or the Certificates.

      (b) Indemnification under this Section 5.2 shall survive the resignation or removal of the Owner Trustee or the Indenture Trustee and the termination of this Agreement and shall include, without limitation, reasonable fees and expenses of counsel and expenses of litigation. If the Depositor shall have made any indemnity payments pursuant to this Section 5.2 and the Person to or on behalf of whom such payments are made thereafter shall collect any of such amounts from others, such Person shall promptly repay such amounts to the Depositor, without interest.

      SECTION 5.3 Merger or Consolidation of, or Assumption of the Obligations of Depositor. Any Person (i) into which the Depositor may be merged or consolidated, (ii) resulting from any merger, conversion, or consolidation to which the Depositor shall be a party, or (iii) succeeding to the business of the Depositor, which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Depositor under this Agreement, will be the successor to the Depositor under this Agreement without the execution or filing of any document or any further act on the part of any of the parties to this Agreement. The Depositor shall provide notice of any merger, conversion, consolidation, or succession pursuant to this Section
5.3 to the Rating Agencies.

      SECTION 5.4 Limitation on Liability of Depositor and Others. The Depositor and any officer or employee or agent of the Depositor may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor shall not be under any obligation to appear in, prosecute, or defend any legal action that shall not be incidental to its obligations under this Agreement, and that in its opinion may involve it in any expense or liability.

      SECTION 5.5 Depositor May Own Notes or Certificates. The Depositor, and any Affiliate of the Depositor, may in its individual or any other capacity become the owner or pledgee of Notes or Certificates with the same rights as it would have if it were not the Depositor or an Affiliate thereof, except as otherwise expressly provided herein or in the other Basic Documents. Except as set forth herein or in the other Basic Documents, Notes and Certificates so owned by or pledged to the Depositor or any such Affiliate shall have an equal and proportionate benefit under the provisions of this Agreement and the other Basic Documents, without preference, priority, or distinction as among all of the Notes and Certificates.

                                   ARTICLE VI

                                  THE SERVICER

      SECTION 6.1 Representations of Servicer. The Servicer makes the following representations on which the Issuer is deemed to have relied in acquiring the Trust Property. The representations speak as of the execution and delivery of this Agreement and shall survive the conveyance of the Trust Property to the Issuer and the pledge thereof by the Issuer pursuant to the Indenture:

      (a) Organization and Good Standing. The Servicer has been duly organized and is validly existing as a [ ] and is in good standing under the laws of the United States of America or its state of incorporation, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, power, authority and legal right to acquire, own, sell, and service the Receivables and to hold the Receivable Files as custodian on behalf of the Indenture Trustee.

      (b) Power and Authority. The Servicer has the power and authority to execute and deliver this Agreement and the other Basic Documents to which it is a party and to carry out their terms; and the execution, delivery, and performance of this Agreement and the other Basic Documents to which it is a party shall have duly authorized, executed and delivered by the Servicer by all necessary corporate action.

      (c) Binding Obligations. This Agreement constitutes a legal, valid, and binding obligation of the Servicer enforceable in accordance with their terms subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization, liquidation or other similar laws and equitable principles relating to or affecting the enforcement of creditors' rights in general and by general principles of equity regardless of whether such enforceability is considered in a proceeding in equity or law.

      (d) No Violation. The consummation of the transactions contemplated by this Agreement and the other Basic Documents to which the Servicer is a party and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, nor constitute (i) (with or without notice or lapse of time) a default under, the [articles of incorporation or bylaws] of the Servicer, or conflict with or breach any of the material terms or provisions of, or constitute (with or without notice or lapse of time) a default under, any indenture, agreement, or other instrument to which the Servicer is a party or by which it shall be bound, (ii) result in the creation or imposition of any lien upon any of its properties pursuant to the terms of any such indenture, agreement, or other instrument or (iii) violate any law or, to the best of the Servicer's knowledge, any order, rule, or regulation applicable to the Servicer of any court or of any federal or state regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Servicer or its properties.

      (e) No Proceedings. There are no proceedings or investigations pending, or to the best of the Servicer's knowledge, threatened, before any court, regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Servicer or its properties (i) asserting the invalidity of this Agreement, any of the other Basic Documents or the Securities, (ii) seeking to prevent the issuance of the Securities or the consummation of any of the transactions contemplated by this Agreement and the other Basic Documents, (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Servicer of its obligations under, or the validity or enforceability of, this Agreement, any of the other Basic Documents or the Securities, or (iv) relating to the Servicer and which might adversely affect the federal income tax attributes of the Securities.

      (f) Fidelity Bond. The Servicer maintains a fidelity bond in such form and amount as is customary for servicers acting as custodian of funds and documents in respect of retail automotive installment sales contracts.

      SECTION 6.2 Indemnities of Servicer. The Servicer shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Servicer under this Agreement, and hereby agrees to the following:

      (a) The Servicer shall defend, indemnify and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee, the Noteholders, the Certificateholders and the Depositor from and against any and all costs, expenses, losses, damages, claims and liabilities, arising out of or resulting from the use, ownership or operation by the Servicer or any Affiliate thereof of a Financed Vehicle.

      (b) The Servicer shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Depositor and the Indenture Trustee from and against any taxes that may at any time be asserted against any such Person with respect to the transactions contemplated herein or in the other Basic Documents, if any, including, without limitation, any sales, gross receipts, general corporation, tangible personal property, privilege, or license taxes (but, in the case of the Issuer, not including any taxes asserted with respect to, and as of the date of, the conveyance of the Receivables to the Issuer or the issuance and original sale of the Notes and the Certificates, or asserted with respect to ownership of the Receivables, or federal or state income taxes arising out of the transactions contemplated by this Agreement and the other Basic Documents) and costs and expenses in defending against the same.

      (c) The Servicer shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee, the Noteholders, the Certificateholders and the Depositor from and against any and all costs, expenses, losses, claims, damages, and liabilities to the extent that such cost, expense, loss, claim, damage, or liability arose out of, or was imposed upon any such Person through, the negligence, willful misfeasance, or bad faith of the Servicer in the performance of its duties under this Agreement or any other Basic Document to which it is a party, or by reason of reckless disregard of its obligations and duties under this Agreement or any other Basic Document to which it is a party.

      (d) The Servicer shall indemnify, defend, and hold harmless the Owner Trustee and the Indenture Trustee, as applicable, from and against all costs, expenses, losses, claims, damages, and liabilities arising out of or incurred in connection with the acceptance or performance of the trusts and duties contained herein and in the other Basic Documents, if any, except to the extent that such cost, expense, loss, claim, damage, or liability: (i) shall be due to the willful misfeasance, bad faith, or negligence (except for errors in judgment) of the Owner Trustee or the Indenture Trustee, as applicable; (ii) in the case of the Owner Trustee, shall arise from the Owner Trustee's breach of any of its representations or warranties set forth in Section 6.9 of the Trust Agreement or, in the case of the Indenture Trustee, from the Indenture Trustee's breach of any of its representations or warranties set forth in the Indenture; or (iii) in the case of the Indenture Trustee, shall arise out of or be incurred in connection with the performance by the Indenture Trustee of the duties of a Successor Servicer hereunder.

      (e) Indemnification under this Section 6.2 by [ ] (or any successor thereto pursuant to Section 7.2) as Servicer, with respect to the period such Person was the Servicer, shall survive the termination of such Person as Servicer or a resignation by such Person as Servicer as well as the termination of this Agreement or the resignation or removal of the Owner Trustee or the Indenture Trustee and shall include reasonable fees and expenses of counsel and expenses of litigation. If the Servicer shall have made any indemnity payments pursuant to this Section 6.2 and the Person to or on behalf of whom such payments are made thereafter shall collect any of such amounts from others, such Person shall promptly repay such amounts to the Servicer, without interest.

      SECTION 6.3 Merger or Consolidation of, or Assumption of the Obligations of Servicer. Any Person (i) into which the Servicer may be merged or consolidated, (ii) resulting from any merger, conversion, or consolidation to which the Servicer shall be a party, (iii) succeeding to the business of the Servicer or (iv) 50% or more of the equity of which is owned, directly or indirectly, by [ ], which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Servicer under this Agreement, will be the successor to the Servicer under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties to this Agreement. The Servicer shall provide notice of any merger, conversion, consolidation or succession pursuant to this Section 6.3 to the Rating Agencies and the Indenture Trustee.

      SECTION 6.4 Limitation on Liability of Servicer and Others. (a) Neither the Servicer nor any of the directors or officers or employees or agents of the Servicer shall be under any liability to the Issuer, the Noteholders or the Certificateholders, except as provided under this Agreement, for any action taken or for refraining from the taking of any action pursuant to this Agreement or for errors in judgment; provided, however, that this provision shall not protect the Servicer or any such Person against any liability that would otherwise be imposed by reason of willful misfeasance or bad faith in the performance of duties or by reason of reckless disregard of obligations and duties under this Agreement, or by reason of negligence in the performance of its duties under this Agreement. The Servicer and any director, officer or employee or agent of the Servicer may rely in good faith on any Opinion of Counsel or on any Officer's Certificate of the Depositor or certificate of auditors believed to be genuine and to have been signed by the proper party in respect of any matters arising under this Agreement.

      (b) Except as provided in this Agreement, the Servicer shall not be under any obligation to appear in, prosecute, or defend any legal action that shall not be incidental to its duties to service the Receivables in accordance with this Agreement, and that in its opinion may involve it in any expense or liability; provided, however, that the Servicer may undertake any reasonable action that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties to this Agreement and the interests of the Noteholders and Certificateholders under this Agreement. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Issuer, and the Servicer shall be entitled to be reimbursed therefor. Any amounts due the Servicer pursuant to this subsection shall be payable on a Payment Date from the Available Collections on deposit in the Collection Account only after all payments required to be made on such date to the Noteholders, the Certificateholders and the Servicer have been made, and deposits of any amount required to be deposited into the Reserve Account pursuant to Section 4.6(c)(iv) to maintain the amount on deposit therein (exclusive of investment income and earnings on amounts on deposit therein) at the Specified Reserve Balance on such date have been made.

      (c) The Servicer and any director or officer or employee or agent of the Servicer shall be indemnified by the Trust and held harmless against any loss, liability, or expense including reasonable attorneys' fees and expenses incurred in connection with any legal action relating to the performance of the Servicer's duties under this Agreement, other than (i) any loss or liability otherwise reimbursable pursuant to this Agreement; (ii) any loss, liability, or expense incurred solely by reason of the Servicer's willful misfeasance, negligence, or bad faith in the performance of its duties hereunder or by reason of reckless disregard of its obligations and duties under this Agreement; and (iii) any loss, liability, or expense for which the Issuer is to be indemnified by the Servicer under this Agreement. Any amounts due the Servicer pursuant to this subsection shall be payable on a Payment Date from the Available Collections on deposit in the Collection Account only after all payments required to be made on such date to the Noteholders, the Certificateholders and the Servicer have been made, and deposits of any amount required to be deposited into the Reserve Account pursuant to Section 4.6(c)(iv) to maintain the amount on deposit therein (exclusive of investment income and earnings on amounts on deposit therein) at the Specified Reserve Balance on such date have been made.

      SECTION 6.5 Subservicing and Delegation of Duties. The Servicer may engage a subservicer to perform some or all of its duties hereunder and may at any time perform specific duties as servicer under this Agreement through sub-contractors; provided that no such subservicing, delegation or subcontracting shall relieve the Servicer of its responsibilities with respect to such duties, as to all of which the Servicer shall remain primarily responsible and the Servicer shall be solely responsible for the fees of any such subservicers and sub-contractors.

      SECTION 6.6 Servicer Not to Resign as Servicer. Subject to the provisions of Section 6.3, the Servicer shall not resign from its obligations and duties under this Agreement except upon determination that the performance of its duties under this Agreement shall no longer be permissible under applicable law. Notice of any such determination permitting the resignation of the Servicer shall be communicated to the Owner Trustee and the Indenture Trustee at the earliest practicable time (and, if such communication is not in writing, shall be confirmed in writing at the earliest practicable time) and any such determination shall be evidenced by an Opinion of Counsel to such effect delivered to the Owner Trustee and the Indenture Trustee concurrently with or promptly after such notice. No such resignation shall become effective until the Indenture Trustee or a Successor Servicer shall have (i) taken the actions required by Section 7.1(b) and (ii) assumed the responsibilities and obligations of the Servicer in accordance with Section 7.2.

      SECTION 6.7 Servicer May Own Notes or Certificates. The Servicer, and any Affiliate of the Servicer, may, in its individual or any other capacity, become the owner or pledgee of Notes or Certificates with the same rights as it would have if it were not the Servicer or an Affiliate thereof, except as otherwise expressly provided herein or in the other Basic Documents. Except as set forth herein or in the other Basic Documents, Notes and Certificates so owned by or pledged to the Servicer or such Affiliate shall have an equal and proportionate benefit under the provisions of this Agreement, without preference, priority or distinction as among all of the Notes and Certificates.

                                  ARTICLE VII

                             SERVICING TERMINATION

      SECTION 7.1 Events of Servicing Termination. (a) If any one of the following events ("Events of Servicing Termination") occur and be continuing:

          (i) Any failure by the Servicer to deliver to the Owner Trustee or the Indenture Trustee any proceeds or payment required to be so delivered under the terms of the Notes and the Certificates and this Agreement that shall continue unremedied for a period of five (5) Business Days after written notice of such failure is received by the Servicer from the Owner Trustee or the Indenture Trustee or after discovery of such failure by an officer of the Servicer ; or

           (ii) Failure on the part of the Servicer duly to observe or to perform in any material respect any other covenants or agreements, as the case may be, set forth in the Notes, the Certificates or in this Agreement, which failure shall (A) materially and adversely affect the rights of Noteholders or Certificateholders and (B) continue unremedied for a period of ninety (90) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given
      (1) to the Servicer by the Owner Trustee or the Indenture Trustee, or (2) to the Owner Trustee, the Indenture Trustee and the Servicer by the Noteholders of Notes evidencing not less than 25% of the principal amount of the Notes or, if no Notes are outstanding, by holders of Class D Certificates evidencing not less than 25% of the Certificate Balance; or

           (iii) So long as a depository institution is not the Servicer, the entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver, or liquidator for the Servicer in any insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings, or for the winding up or liquidation of its respective affairs, and the continuance of any such decree or order unstayed and in effect for a period of sixty (60) consecutive days; or

           (iv) So long as a depository institution is not the Servicer, the consent by the Servicer to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings of or relating to the Servicer of or relating to substantially all of its property; or the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntary suspend payment of its obligations or become insolvent;

then the Indenture Trustee shall promptly notify each Rating Agency, and in each and every case, so long as an Event of Servicing Termination shall not have been remedied, either the Indenture Trustee or the holders of Notes evidencing not less than a majority of the principal amount of the Notes Outstanding (or, if no Notes are Outstanding, Class D Certificates evidencing not less than a majority of the Certificate Balance), by notice then given in writing to the Servicer (and to the Indenture Trustee and the Owner Trustee if given by the Noteholders and to the Owner Trustee if given by the Class D Certificateholders) (with a copy to the Rating Agencies) may terminate all of the rights and obligations of the Servicer under this Agreement. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Notes, the Certificates or the Trust Property or otherwise, shall pass to and be vested in the Indenture Trustee or such Successor Servicer as may be appointed under
Section 7.2; and, without limitation, the Indenture Trustee and the Owner Trustee are hereby authorized and empowered to execute and deliver, on behalf of the predecessor Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Receivables and related documents, or otherwise.

      (b) Upon termination of the Servicer under Section 7.1(a), the predecessor Servicer shall cooperate with the Indenture Trustee, the Owner Trustee and such Successor Servicer in effecting the termination of the responsibilities and rights of the predecessor Servicer under this Agreement, including the transfer to the Indenture Trustee or such Successor Servicer for administration of all cash amounts that shall at the time be held by the predecessor Servicer for deposit, or shall thereafter be received with respect to a Receivable and the delivery of the Receivable Files and the related accounts and records maintained by the Servicer. All reasonable costs and expenses (including attorneys' fees) incurred in connection with transferring the Receivable Files to the Successor Servicer and amending this Agreement to reflect such succession as Servicer pursuant to this Section 7.1 shall be paid by the predecessor Servicer upon presentation of reasonable documentation of such costs and expenses.

      SECTION 7.2 Appointment of Successor Servicer. (a) Upon the Servicer's receipt of notice of termination pursuant to Section 7.1 or the Servicer's resignation in accordance with the terms of this Agreement, the predecessor Servicer shall continue to perform its functions as Servicer under this Agreement, in the case of termination, only until the date specified in such termination notice or, if no such date is specified in a notice of termination, until receipt of such notice and, in the case of resignation, until the later of (x) the date 45 days from the delivery to the Indenture Trustee and the Owner Trustee of written notice of such resignation (or written confirmation of such notice) in accordance with the terms of this Agreement and (y) the date upon which the predecessor Servicer shall become unable to act as Servicer, as specified in the notice of resignation and accompanying Opinion of Counsel. In the event of the Servicer's resignation or termination hereunder, the Issuer shall appoint a Successor Servicer, and the Successor Servicer shall accept its appointment by a written assumption in form acceptable to the Owner Trustee and the Indenture Trustee (with a copy to each Rating Agency). In the event that a Successor Servicer has not been appointed at the time when the predecessor Servicer has ceased to act as Servicer in accordance with this Section 7.2, the Indenture Trustee without further action shall automatically be appointed the Successor Servicer. The Indenture Trustee may resign as the Servicer by giving written notice of such resignation to the Issuer and in such event shall be released from such duties and obligations, such release not to be effective until the date a Successor Servicer enters into a written assumption as provided in this Section. Upon delivery of any such notice to the Issuer, the Issuer shall obtain a new servicer as the Successor Servicer in accordance with this Section. Notwithstanding the above, if the Indenture Trustee shall be legally unable so to act or if, within 30 days after the delivery of its notice of resignation, the Issuer shall not have obtained a Successor Servicer, the Indenture Trustee shall appoint, or petition a court of competent jurisdiction to appoint, any established institution, having a net worth of not less than $100,000,000 and whose regular business shall include the servicing of automotive receivables, as the successor to the Servicer under this Agreement; provided that the Rating Agency Condition shall be satisfied in connection with such appointment.

      (b) Upon appointment, the Successor Servicer shall be the successor in all respects to the predecessor Servicer and shall be subject to all the responsibilities, duties, and liabilities arising thereafter relating thereto placed on the predecessor Servicer, by the terms and provisions of this Agreement.

      (c) In connection with such appointment, the Indenture Trustee may make such arrangements for the compensation of such Successor Servicer out of payments on Receivables as it and such Successor Servicer shall agree; provided, however, that no such compensation shall be in excess of that permitted the predecessor Servicer under this Agreement. The Indenture Trustee and such Successor Servicer shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

      [SECTION 7.3 Repayment of Advances. If the identity of the Servicer shall change, the predecessor Servicer shall be entitled to receive to the extent of available funds reimbursement for Outstanding Advances pursuant to Section 4.3 and 4.4, in the manner specified in Section 4.6, with respect to all Advances made by the predecessor Servicer.]

      SECTION 7.4 Notification to Noteholders and Certificateholders. Upon any termination of, or appointment of a successor to, the Servicer pursuant to this
Article VII, the Indenture Trustee shall give prompt written notice thereof to Noteholders, and the Owner Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses of record and to each Rating Agency.

      SECTION 7.5 Waiver of Past Events of Servicing Termination. The holders of Notes evidencing not less than a majority of the principal amount of the Notes (or, if no Notes are outstanding, holders of Class D Certificates evidencing not less than a majority of the Certificate Balance) may, on behalf of all Noteholders and Certificateholders, waive any Event of Servicing Termination hereunder and its consequences, except an event resulting from the failure to make any required deposits to or payments from any of the Trust Accounts or the Certificate Distribution Account in accordance with this Agreement, which shall require the unanimous vote of all Holders of Outstanding Securities. Upon any such waiver of a past Event of Servicing Termination, such Event of Servicing Termination shall cease to exist, and shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other event or impair any right consequent thereon. The Issuer shall provide written notice of any such waiver to the Rating Agencies.

                                  ARTICLE VIII

                                  TERMINATION

      SECTION 8.1 Optional Purchase of All Receivables. As of the last day of any Collection Period as of which the Pool Factor shall be equal to or less than the Optional Purchase Percentage, the Servicer shall have the option to purchase the Trust Property from the Trust. To exercise such option, the Servicer shall deposit pursuant to Section 4.5 in the Collection Account an amount equal to the lesser of (i) the aggregate Purchase Amount for the Receivables and (ii) the fair market value of the Receivables, and shall succeed to all interests in and to the Trust. Notwithstanding the foregoing, the Servicer shall not be permitted to exercise such option unless the amount to be deposited in the Collection Account pursuant to the preceding sentence is greater than or equal to the sum of the outstanding principal amount of the Notes and the Certificate Balance and all accrued but unpaid interest (including any overdue interest) thereon. The amount deposited in the Collection Account pursuant to this Section 8.1 shall be used on the next Payment Date to make payments in full to Noteholders and Certificateholders in the manner set forth in Article IV. The purchase of the Trust Property pursuant to this Section shall not be permitted unless either
(i) the Servicer's long-term unsecured debt is rated at the time of such purchase at least Baa3 by Moody's or (ii) the Servicer provides to the Indenture Trustee and the Owner Trustee an Opinion of Counsel in form reasonably satisfactory to the Indenture Trustee and the Owner Trustee and in form and substance satisfactory to Moody's to the effect that such purchase will not constitute a fraudulent transfer of assets of the Servicer under applicable state and federal law; provided that this sentence may be deleted or modified with the consent of Moody's and without the consent of any Securityholder, the Indenture Trustee or the Owner Trustee.

      SECTION 8.2 Succession Upon Satisfaction and Discharge of Indenture. Following the satisfaction and discharge of the Indenture and the payment in full of the principal of and interest on the Notes, to the extent permitted by applicable law, the Indenture Trustee will continue to carry out its obligations hereunder as agent for the Owner Trustee, including without limitation making distributions from the Collection Account in accordance with
Section 4.6 and making withdrawals from the Reserve Account in accordance with
Section 4.5(b) and Section 4.7.

                                   ARTICLE IX

                            MISCELLANEOUS PROVISIONS

      SECTION 9.1 Amendment. (a) This Agreement may be amended by the Depositor, the Servicer and the Issuer, with the consent of the Indenture Trustee and the Owner Trustee to the extent that their respective rights or obligations may be affected thereby (which consent may not be unreasonably withheld), but without the consent of any of the Noteholders or the Certificateholders, to cure any ambiguity, to correct or supplement any provisions in this Agreement, or to add any provisions to or change or eliminate any provisions or to modify the rights of the Noteholders or Certificateholders; provided, however, that such action shall not, as evidenced by either an Opinion of Counsel or an Officer's Certificate delivered to the Owner Trustee and the Indenture Trustee, materially and adversely affect the interests of any Noteholder or Certificateholder and the Rating Agency Condition shall be satisfied.

      (b) This Agreement may also be amended from time to time by the Depositor, the Servicer and the Issuer, with the consent of the Indenture Trustee and the Owner Trustee to the extent that their respective rights or obligations may be affected thereby (which consent may not be unreasonably withheld) and with the consent of (i) the Noteholders of Notes evidencing not less than a majority of the principal amount of each Class of Notes, (ii) the Certificateholders of Class D Certificates evidencing not less than a majority of the Certificate Balance and (iii) the holders of Class E Certificates evidencing an aggregate Percentage Interest of at least 51% (which consent of any holder of a Note or holder of a Certificate given pursuant to this Section
9.1 or pursuant to any other provision of this Agreement shall be conclusive and binding on such Note or Certificate, as the case may be, and on all future holders of such Note or holders of such Certificate, as the case may be, and of any Note or Certificate, as applicable, issued upon the transfer thereof or in exchange thereof or in lieu thereof whether or not notation of such consent is made upon such Note or the Certificate), for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that no such amendment shall (A) increase or reduce in any manner the amount of, or accelerate or delay the timing of, or change the allocation or priority of, collections of payments on Receivables or distributions that shall be required to be made on any Note or Certificate or change any Note Interest Rate or any Certificate Rate or the amount required to be on deposit in the Reserve Account, without the consent of all Noteholders or Certificateholders or (B) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the holders of all Notes affected thereby and holders of all Certificates affected thereby. Notwithstanding the foregoing, the Depositor may decrease the Specified Reserve Balance upon satisfaction of the Rating Agency Condition without the consent of any other party hereto or any Noteholder or Certificateholder.

      (c) Prior to the execution of any such amendment the Servicer will provide written notification of the substance of such amendment to each Rating Agency.

      (d) Promptly after the execution of any such amendment, the Servicer shall furnish written notification of the substance of such amendment to the Owner Trustee, the Indenture Trustee and each Rating Agency. The Owner Trustee shall provide notification of the substance of the amendment to each Certificateholder, and the Indenture Trustee will provide notification of the substance of such amendment to each Noteholder. It shall not be necessary for the consent of Noteholders or the Certificateholders pursuant to this Section
9.1 to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Noteholders and Certificateholders provided for in this Agreement) and of evidencing the authorization of the execution thereof by Noteholders and Certificateholders shall be subject to such reasonable requirements as the Owner Trustee and the Indenture Trustee may prescribe, including the establishment of record dates pursuant to the Note Depository Agreement.

      (e) Prior to the execution of any amendment to this Agreement, the Owner Trustee and the Indenture Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and the Opinion of Counsel referred to in
Section 9.2(i)(1). The Owner Trustee or the Indenture Trustee may, but shall not be obligated to, enter into any such amendment which affects such Owner Trustee's or Indenture Trustee's own rights, duties or immunities under this Agreement or otherwise.

      SECTION 9.2 Protection of Title to Trust Property. (a) The Depositor [and the Seller] shall execute and file such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain, and protect the interest of the Issuer and the Indenture Trustee for the benefit of the Noteholders in the Receivables and in the proceeds thereof. The Depositor [or the Seller, as applicable,] shall deliver (or cause to be delivered) to the Owner Trustee and the Indenture Trustee file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

      (b) None of the Depositor[, the Seller] or the Servicer shall change its name, identity, or corporate structure in any manner that would, could, or might make any financing statement or continuation statement filed by [the Seller or] the Depositor in accordance with paragraph (a) above seriously misleading within the meaning of ss. 9-506 of the UCC, unless it shall have given the Owner Trustee and the Indenture Trustee at least 10 days' prior written notice thereof, with a copy to the Rating Agencies, and shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements.

      (c) The Depositor[, the Seller] and the Servicer shall give the Owner Trustee and the Indenture Trustee at least ten (10) days' prior written notice of any relocation of its principal executive office or change in the jurisdiction under whose laws it is formed if, as a result of such relocation or change, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall promptly file any such amendment or new financing statement. The Servicer shall at all times maintain each office from which it shall service Receivables, and its principal executive office, within the United States of America.

      (d) The Servicer shall maintain accounts and records as to each Receivable accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Receivable, including payments and recoveries made and payments owing (and the nature of each) and (ii) reconciliation between payments or recoveries on (or with respect to) each Receivable and the amounts from time to time deposited in the Collection Account and the Reserve Account in respect of such Receivable.

      (e) The Servicer shall maintain its computer systems so that, from and after the time of conveyance under this Agreement of the Receivables to the Issuer, the Servicer's master computer records (including any back-up archives) that refer to a Receivable shall indicate clearly, by numerical code or otherwise, that such Receivable is owned by the Issuer and has been pledged to the Indenture Trustee pursuant to the Indenture. Indication of the Issuer's and the Indenture Trustee's interest in a Receivable shall not be deleted from or modified on the Servicer's computer systems until, and only until, the Receivable shall have been paid in full or repurchased.

      (f) If at any time [the Seller or] the Servicer shall propose to sell, grant a security interest in, or otherwise transfer any interest in automotive receivables to any prospective purchaser, lender, or other transferee, the Servicer shall give to such prospective purchaser, lender, or other transferee computer tapes, records, or print-outs (including any restored from back-up archives) that, if they shall refer in any manner whatsoever to any Receivable, shall indicate clearly that such Receivable has been conveyed to and is owned by the Issuer and has been pledged to the Indenture Trustee.

      (g) The Servicer, upon receipt of reasonable prior notice, shall permit the Depositor, the Owner Trustee, the Indenture Trustee and their respective agents at any time during normal business hours to inspect, audit, and make copies of and to obtain abstracts from the Servicer's records regarding any Receivable.

      (h) Upon request, the Servicer shall furnish to the Owner Trustee and the Indenture Trustee, within five (5) Business Days, a list of all Receivables (by contract number and name of Obligor) then owned by the Issuer, together with a reconciliation of such list to the Schedule of Receivables and to each of the Servicer's Certificates furnished before such request indicating removal of Receivables from the Trust.

      (i)  The Servicer shall deliver to the Owner Trustee and the Indenture
Trustee:

           (1) promptly after the execution and delivery of this Agreement and of each amendment thereto, an Opinion of Counsel either (A) stating that, in the opinion of such Counsel and subject to customary qualifications and assumptions, all financing statements and continuation statements have been executed and filed that are necessary fully to perfect the interest of the Issuer and the Indenture Trustee in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) stating that, in the opinion of such Counsel, no such action shall be necessary to perfect such interest; and

           (2) within 120 days after the beginning of each calendar year beginning with the first calendar year beginning more than three months after the Cut-off Date, an Opinion of Counsel, dated as of a date during such 120-day period, either (A) stating that, in the opinion of such counsel and subject to customary qualifications and assumptions, all financing statements and continuation statements have been executed and filed that are necessary fully to perfect the interest of the Issuer and the Indenture Trustee in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) stating that, in the opinion of such Counsel, no such action shall be necessary to perfect such interest.

      Each Opinion of Counsel referred to in clause (i)(1) or (i)(2) above shall specify any action necessary (as of the date of such opinion) to be taken in the following year to preserve and protect such interest.

      (j) For the purpose of facilitating the execution of this Agreement and for other purposes, this Agreement may be executed in any number of counterparts, each of which counterparts shall be deemed to be an original, and all of which counterparts shall constitute but one and the same instrument.

      SECTION 9.3 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS THAT WOULD APPLY THE LAW OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES UNDER THIS AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

      SECTION 9.4 Notices. All demands, notices, and communications under this Agreement shall be in writing, personally delivered, sent by telecopier, over night courier or mailed by certified mail, return receipt requested, and shall be deemed to have been duly given upon receipt (a) in the case of [the Seller or] the Servicer, at [

], Attention: [ ], or at such other address as shall be designated by the Seller or the Servicer in a written notice to the Owner Trustee and the Indenture Trustee, (b) in the case of the Depositor, at [ ], Attention: [ ],
(c) in the case of the Owner Trustee, at the Corporate Trust Office of the Owner Trustee, Attention: [ ], (d) in the case of the Indenture Trustee, at the Corporate Trust Office of the Indenture Trustee, (e) in the case of Moody's Investors Service, Inc., at the following address: Moody's Investors Service, Inc., ABS Monitoring Department, 99 Church Street, New York, New York 10007, and (f) in the case of Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., at the following address: Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc., 55 Water Street, 40th Floor, New York, New York 10041, Attention: Asset Backed Surveillance Department. Any notice required or permitted to be mailed to a Noteholder or Certificateholder shall be given by first class mail, postage prepaid, at the address of such Person as shown in the Note Register or the Certificate Register, as applicable. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Noteholder or Certificateholder shall receive such notice.

      SECTION 9.5 Severability of Provisions. If any one or more of the covenants, agreements, provisions, or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions, or terms shall be deemed severable from the remaining covenants, agreements, provisions, or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Notes, the Certificates or the rights of the holders thereof.

      SECTION 9.6 Assignment. Notwithstanding anything to the contrary contained herein, except as provided in Sections 6.3 and 7.2 and as provided in the provisions of this Agreement concerning the resignation of the Servicer, this Agreement may not be assigned by the Depositor or the Servicer unless
(i)(A) the Rating Agency Condition is satisfied and (B) the Indenture Trustee and the Owner Trustee have consented thereto, which consent shall not be unreasonably withheld or (ii) the Owner Trustee, the Indenture Trustee, the Noteholders of Notes evidencing not less than 66 2/3% of the principal amount of the Notes Outstanding, the holders of Class D Certificates evidencing not less than 66 2/3% of the Certificate Balance and the holders of Class E Certificates evidencing an aggregate Percentage Interest of at least 51% consent thereto. Any transfer or assignment with respect to the Servicer of all its rights, obligations and duties will not become effective until a successor Servicer has assumed the Servicer's rights, duties and obligations under this Agreement. In the event of a transfer or assignment pursuant to clause (ii) above, the Rating Agencies shall be provided with notice of such transfer or assignment.

      SECTION 9.7 Further Assurances. The Depositor and the Servicer agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the Owner Trustee or the Indenture Trustee more fully to effect the purposes of this Agreement, including, without limitation, the execution of any financing statements or continuation statements relating to the Receivables for filing under the provisions of the UCC of any applicable jurisdiction.

      SECTION 9.8 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Owner Trustee, the Indenture Trustee, the Noteholders or the Certificateholders, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges therein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

      SECTION 9.9 Third-Party Beneficiaries. This Agreement will inure to the benefit of and be binding upon the parties hereto, the Indenture Trustee and the Owner Trustee and their respective successors and permitted assigns and each of the Indenture Trustee and the Owner Trustee may enforce the provisions hereof as if they were parties thereto. Except as otherwise provided in this
Article IX, no other Person will have any right or obligation hereunder. The parties hereto hereby acknowledge and consent to the pledge of this Agreement by the Issuer to the Indenture Trustee for the benefit of the Noteholders pursuant to the Indenture.

      SECTION 9.10 Actions by Noteholders or Certificateholders. (a) Wherever in this Agreement a provision is made that an action may be taken or a notice, demand, or instruction given by Noteholders or Certificateholders, such action, notice, or instruction may be taken or given by any Noteholder or Certificateholder, as applicable, unless such provision requires a specific percentage of Noteholders or Certificateholders.

      (b) Any request, demand, authorization, direction, notice, consent, waiver, or other act by a Noteholder or Certificateholder shall bind such Noteholder or Certificateholder and every subsequent holder of such Note or Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done or omitted to be done by the Owner Trustee, the Indenture Trustee or the Servicer in reliance thereon, whether or not notation of such action is made upon such Note or Certificate.

      SECTION 9.11 Limitation of Liability of Owner Trustee and Indenture Trustee. (a) Notwithstanding anything contained herein to the contrary, this Agreement has been countersigned by [ ] not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer and in no event shall [ ], in its individual capacity or, except as expressly provided in the Trust Agreement, as Owner Trustee of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of its duties or obligations hereunder or in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI and VII of the Trust Agreement.

      (b) Notwithstanding anything contained herein to the contrary, this Agreement has been accepted by [ ], not in its individual capacity but solely as Indenture Trustee, and in no event shall [ ] have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.

      SECTION 9.12 Savings Clause. It is the intention of the Depositor and the Issuer that the transfer of the Trust Property contemplated herein constitute an absolute transfer of the Trust Property, conveying good title to the Trust Property from the Depositor to the Issuer. However, in the event that such transfer is deemed to be a pledge, the Depositor hereby grants to the Issuer a first priority security interest in all of the Depositor's right, title and interest in, to and under the Trust Property, and all proceeds thereof, to secure a loan in an amount equal to all amounts payable under the Notes and the Certificates, and in such event, this Agreement shall constitute a security agreement under applicable law.

      IN WITNESS WHEREOF, the parties have caused this Sale and Servicing Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                          WHOLE AUTO LOAN TRUST [ ],
                          as Issuer


                          By:
                               -----------------------------------------,
                               not in its individual capacity but solely as
                               Owner Trustee


                               By:
                                   -------------------------------------
                               Name:
                               Title:


                          [  ],
                          as [Seller and] Servicer


                          By:
                              ------------------------------------
                          Name:
                          Title:


                          BEAR STEARNS ASSET BACKED FUNDING INC.,
                          as Depositor


                          By:
                               ------------------------------------
                          Name:
                          Title:

Accepted and agreed:

[  ],
   not in its individual capacity
   but solely as Indenture Trustee

By:
    ----------------------
   Name:
   Title:

[  ],
   not in its individual capacity
   but solely as Owner Trustee

By:
    ----------------------
   Name:
   Title:

                                   SCHEDULE A

                            SCHEDULE OF RECEIVABLES

                      [On File with the Indenture Trustee]

                                   SCHEDULE B

                          Location of Receivable Files

                                   SCHEDULE C

                         List of Receivables Servicers

APPENDIX A

Definitions and Usage

                               Form of Appendix A

                             DEFINITIONS AND USAGE

     The following rules of construction and usage shall be applicable to any agreement or instrument that is governed by this Appendix:

     (a) All terms defined in this Appendix shall have the defined meanings when used in any agreement or instrument governed hereby and in any certificate or other document made or delivered pursuant thereto unless otherwise defined therein.

     (b) As used herein, in any agreement or instrument governed hereby and in any certificate or other document made or delivered pursuant thereto, accounting terms not defined in this Appendix or in any such agreement, instrument, certificate or other document, and accounting terms partly defined in this Appendix or in any such agreement, instrument, certificate or other document, to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles as in effect on the date of such agreement or instrument. To the extent that the definitions of accounting terms in this Appendix or in any such agreement, instrument, certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Appendix or in any such instrument, certificate or other document shall control.

     The words "hereof," "herein," "hereunder" and words of similar import when used in an agreement or instrument refer to such agreement or instrument as a whole and not to any particular provision or subdivision thereof; references in an agreement or instrument to "Article," "Section" or another subdivision or to an attachment are, unless the context otherwise requires, to an article, section or subdivision of or an attachment to such agreement or instrument; and the term "including" and its variations means "including without limitation."

     The definitions contained in this Appendix are equally applicable to both the singular and plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

     Any agreement, instrument or statute defined or referred to below or in any agreement or instrument that is governed by this Appendix means such agreement or instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein. References to a Person are also to its permitted successors and assigns.

                                  Definitions

     "Accrued Class A Note Interest" shall mean, with respect to any Payment Date, the sum of the Class A Noteholders' Monthly Accrued Interest for such Payment Date and the Class A Noteholders' Interest Carryover Shortfall for such Payment Date.

     "Accrued Class B Note Interest" shall mean, with respect to any Payment Date, the sum of the Class B Noteholders' Monthly Accrued Interest for such Payment Date and the Class B Noteholders' Interest Carryover Shortfall for such Payment Date.

     "Accrued Class C Note Interest" shall mean, with respect to any Payment Date, the sum of the Class C Noteholders' Monthly Accrued Interest for such Payment Date and the Class C Noteholders' Interest Carryover Shortfall for such Payment Date.

     "Accrued Class D Certificate Interest" shall mean, with respect to any Payment Date, the sum of the Class D Certificateholders' Monthly Accrued Interest for such Payment Date and the Class D Certificateholders' Interest Carryover Shortfall for such Payment Date.

     "Act" shall have the meaning specified in Section 11.3(a) of the Indenture.

     "Administration Agreement" shall mean the Administration Agreement, dated as of [ ], by and among the Administrator, the Issuer[, the Depositor] and the Indenture Trustee.

     "Administrator" shall mean [ ], in its capacity as administrator under the Administration Agreement, or any successor Administrator thereunder.

     ["Advance" shall mean the amount of interest, as of a Determination Date, which the [related] [Receivables] Servicer is required to advance on the Receivables pursuant to Section [ ] of the [related] Servicing Agreement.]

     "Affiliate" shall mean, with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any Person shall mean the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" shall have meanings correlative to the foregoing.

     "Amount Financed" shall mean, with respect to a Receivable, the amount advanced under the Receivable toward the purchase price of the Financed Vehicle and any related costs.

     "Annual Percentage Rate" or "APR" of a Receivable shall mean the annual rate of finance charges stated in the Receivable.

     "Applicable Tax State" shall mean, as of any date of determination, each State as to which any of the following is then applicable: (a) a State in which the Owner Trustee maintains its Corporate Trust Office [and (b) the State of _____].

     "Authenticating Agent" shall have the meaning specified in Section 2.14 of the Indenture or 3.14 of the Trust Agreement, as applicable.

     "Authorized Officer" shall mean, (i) with respect to the Issuer, any officer within the Corporate Trust Office of the Owner Trustee, including any vice president, assistant vice president, secretary, assistant secretary or any other officer of the Owner Trustee customarily performing functions similar to those performed by any of the above designated officers and, for so long as the Administration Agreement is in full force and effect, any officer of the Administrator who is authorized to act for the Administrator in matters relating to the Issuer and to be acted upon by the Administrator pursuant to the Administration Agreement; and (ii) with respect to the Indenture Trustee or the Owner Trustee, any officer within the Corporate Trust Office of the Indenture Trustee or the Owner Trustee, as the case may be, including any vice president, assistant vice president, secretary, assistant secretary or any other officer of the Indenture Trustee or the Owner Trustee, as the case may be, customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject and shall also mean, with respect to the Owner Trustee, any officer of the Administrator.

     "Available Collections" shall mean, for any Payment Date, the sum of the following amounts with respect to the Collection Period preceding such Payment
Date: (i) all payments collected with respect to Receivables; (ii) all Liquidation Proceeds attributable to Receivables which were designated as Defaulted Receivables in prior Collection Periods in accordance with the [related] [Receivables] Servicer's customary servicing procedures; (iii) [all Advances made by the [related] [Receivables] Servicer of interest due on the Receivables]; (iv) the Purchase Amount received with respect to each Receivable that became a Purchased Receivable during such Collection Period; and (v) partial prepayments of any refunded item included in the principal balance of a Receivable, such as extended warranty protection plan costs, or physical damage, credit life, disability insurance premiums, or any partial prepayment which causes a reduction in the Obligor's periodic payment to an amount below the Scheduled Payment as of the Cut-off Date; provided however, that in calculating the Available Collections the following will be excluded: (a) [amounts received on any Receivable to the extent that the [related] [Receivables] Servicer has previously made an unreimbursed Advance on such Receivable and the amount received exceeds the accrued and unpaid interest on such Receivable]; (b) [amounts received on any of the Receivables to the extent that the [related] [Receivables] Servicer has previously made an unreimbursed Advance on a Receivable which is not recoverable from collections on the particular Receivable]; (c) all payments and proceeds (including Liquidation Proceeds) of any Receivables the Purchase Amount of which has been included in the Available Funds in a prior Collection Period; [(d) Liquidation Proceeds with respect to a Receivable attributable to accrued and unpaid interest thereon (but not including interest for the then current Collection Period) but only to the extent of any unreimbursed Advances; and (e) amounts constituting the Supplemental Servicing Fee].

     "Available Funds" shall mean, for any Payment Date, the sum of the Available Collections for such Payment Date and the Reserve Account Excess Amount for such Payment Date.

     "Bankruptcy Code" shall mean the United States Bankruptcy Code, 11 U.S.C. 101 et seq., as amended.

     "Basic Documents" shall mean the Certificate of Trust, the Trust Agreement, the Servicing Agreement, the Receivables Purchase Agreement, the Indenture, the Administration

Agreement, the Underwriting Agreement, the Note Depository Agreement and the other documents and certificates delivered in connection therewith.

     "Book-Entry Certificate" shall mean, a beneficial interest in any of the Class D Certificates or the Class E Certificates issued in book-entry form as described in Section 3.2 of the Trust Agreement.

     "Book-Entry Note" shall mean a beneficial interest in any of the Class A-1 Notes, the Class A-2 Notes, the Class B Notes and the Class C Notes, in each case issued in book-entry form.

     "Business Day" shall mean any day other than a Saturday, a Sunday or a day on which banking institutions or trust companies in the State of New York, the State of Delaware or [ ] are authorized by law, regulation or executive order to be closed.

     "Certificates" shall mean the Class D Certificates and the Class E Certificates, collectively.

     "Certificate Balance" shall mean, as the context so requires, (i) with respect to all the Class D Certificates, an amount equal to, initially, the Initial Certificate Balance of the Class D Certificates and, thereafter, an amount equal to the Initial Certificate Balance of the Class D Certificates, reduced by all amounts distributed to Class D Certificateholders and allocable to principal or (ii) with respect to any Class D Certificate, an amount equal to, initially, the initial denomination of such Class D Certificate and, thereafter, an amount equal to such initial denomination, reduced by all amounts distributed in respect of such Class D Certificate and allocable to principal; provided, that, unless all of the Certificates are owned by the Depositor or an Affiliate of the Depositor, in determining whether the holders of Class D Certificates evidencing the requisite portion or percentage of the Certificate Balance have given any request, demand, authorization, direction, notice, consent, or waiver hereunder or under any Basic Document, Class D Certificates owned by the Issuer, any other obligor upon the Class D Certificates, the Depositor, the Seller, [the] [any] [Servicer] or any Affiliate of any of the foregoing Persons shall be disregarded and deemed to be excluded from the Certificate Balance except that, in determining whether the Indenture Trustee and Owner Trustee shall be protected in relying on any such request, demand, authorization, direction, notice, consent, or waiver, only Class D Certificates that a Trustee Officer of the Indenture Trustee, if applicable, and an Authorized Officer of the Owner Trustee with direct responsibility for the administration of the Trust Agreement, if applicable, knows to be so owned shall be so disregarded. Class D Certificates so owned that have been pledged in good faith may be regarded as included in the Certificate Balance if the pledgee establishes to the satisfaction of the Indenture Trustee or the Owner Trustee, as applicable, the pledgee's right so to act with respect to such Class D Certificates and that the pledgee is not the Issuer, any other obligor upon the Certificates, the Depositor, the Seller, [the] [any] [Servicer] or any Affiliate of any of the foregoing Persons.

     "Certificate Distribution Account" shall mean the account established and maintained as such pursuant to Section [ ] of the Servicing Agreement.

     "Certificate Owner" shall mean, with respect to any Book-Entry Certificate, the Person who is the beneficial owner of the Book-Entry Certificate, as reflected on the books of the Clearing Agency or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

     "Certificateholder" or "holder of a Certificate" shall mean a Person in whose name a Certificate is registered in the Certificate Register.

     "Certificate of Trust" shall mean the Certificate of Trust in the form of Exhibit B to the Trust Agreement filed for the Trust pursuant to Section 3810(a) of the Statutory Trust Statute.

     "Certificate Paying Agent" shall mean any paying agent or co-paying agent appointed pursuant to Section 3.10 of the Trust Agreement and shall initially be the Owner Trustee.

     "Certificate Pool Factor" shall mean, as of the close of business on the last day of a Collection Period, a nine-digit decimal figure equal to the Certificate Balance of the Class D Certificates (after giving effect to any reductions therein to be made on the immediately following Payment Date) divided by the Initial Certificate Balance of the Class D Certificates. Each Certificate Pool Factor will be 1.000000000 as of the Closing Date; thereafter, each Certificate Pool Factor will decline to reflect reductions in the Certificate Balance of the Class D Certificates.

     "Certificate Register" and "Certificate Registrar" shall have the respective meanings specified in Section 3.5 of the Trust Agreement.

     "Class" shall mean (i) a class of Notes, which may be the Class A-1 Notes, the Class A-2 Notes, the Class B Notes or the Class C Notes or (ii) a class of Certificates, which may be the Class D Certificates or the Class E Certificates.

     "Class A Notes" shall mean, collectively, the Class A-1 Notes and the Class A-2 Notes.

     "Class A Noteholders' Interest Carryover Shortfall" shall mean, for any Payment Date, the excess of the Accrued Class A Note Interest for the preceding Payment Date over the amount in respect of interest that is actually paid to Noteholders of Class A Notes on such preceding Payment Date, plus interest on the amount of interest due but not paid to Noteholders of Class A Notes on the preceding Payment Date, to the extent permitted by law, at the respective Note Interest Rates borne by such Class A Notes for the related Interest Period.

     "Class A Noteholders' Monthly Accrued Interest" shall mean, with respect to any Payment Date, the aggregate interest accrued for the related Interest Period on the Class A-1 Notes and the Class A-2 Notes at the respective Note Interest Rate for such Class in accordance with its terms on the outstanding principal amount of the Notes of each such Class on the immediately preceding Payment Date or the Closing Date, as the case may be, after giving effect to all payments of principal to the holders of the Notes of such Class on or prior to such preceding Payment Date.

     "Class A-1 Final Scheduled Payment Date" shall mean the [ ] Payment Date.

     "Class A-1 Noteholder" shall mean the Person in whose name a Class A-1
Note is registered on the Note Register.

     "Class A-1 Noteholders' Interest Carryover Shortfall" shall mean, for any Payment Date, the excess of the Accrued Class A-1 Note Interest for the preceding Payment Date over the amount in respect of interest that is actually paid to Noteholders of Class A-1 Notes on such preceding Payment Date, plus interest on the amount of interest due but not paid to Noteholders of Class A-1 Notes on the preceding Payment Date, to the extent permitted by law, at the respective Note Interest Rates borne by such Class A-1 Notes for the related Interest Period.

     "Class A-1 Noteholders' Monthly Accrued Interest" shall mean, with respect to any Payment Date, the aggregate interest accrued for the related Interest Period on the Class A-1 Notes at the Class A-1 Rate in accordance with its terms on the outstanding principal amount of the Notes of such Class on the immediately preceding Payment Date or the Closing Date, as the case may be, after giving effect to all payments of principal to the holders of the Notes of such Class on or prior to such preceding Payment Date.

     "Class A-1 Notes" shall mean the $[ ] aggregate initial principal amount Class A-1 [ ]% Asset Backed Notes issued by the Trust pursuant to the Indenture, substantially in the form of Exhibit A-1 to the Indenture.

     "Class A-1 Rate" shall mean [ ]% per annum. [Interest with respect to the Class A-1 Notes shall be computed on the basis of actual days elapsed in the applicable Interest Period divided by 360 for all purposes of the Basic Documents.]

     "Class A-2 Final Scheduled Payment Date" shall mean the [ ] Payment Date.

     "Class A-2 Noteholder" shall mean the Person in whose name a Class A-2
Note is registered on the Note Register.

     "Class A-2 Noteholders' Interest Carryover Shortfall" shall mean, for any Payment Date, the excess of the Accrued Class A-2 Note Interest for the preceding Payment Date over the amount in respect of interest that is actually paid to Noteholders of Class A-2 Notes on such preceding Payment Date, plus interest on the amount of interest due but not paid to Noteholders of Class A-1 Notes on the preceding Payment Date, to the extent permitted by law, at the respective Note Interest Rates borne by such Class A-2 Notes for the related Interest Period.

     "Class A-2 Noteholders' Monthly Accrued Interest" shall mean, with respect to any Payment Date, the aggregate interest accrued for the related Interest Period on the Class A-2 Notes at the Class A-2 Rate in accordance with its terms on the outstanding principal amount of the Notes of such Class on the immediately preceding Payment Date or the Closing Date, as the case may be, after giving effect to all payments of principal to the holders of the Notes of such Class on or prior to such preceding Payment Date.

     "Class A-2 Notes" shall mean the $[ ] aggregate initial principal amount Class A-2 [ ]% Asset Backed Notes issued by the Trust pursuant to the Indenture, substantially in the form of Exhibit A-2 to the Indenture.

     "Class A-2 Rate" shall mean [ ]% per annum. [Interest with respect to the Class A-2 Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months for all purposes of the Basic Documents.]

     "Class B Final Scheduled Payment Date" shall mean the [ ] Payment Date.

     "Class B Noteholder" shall mean the Person in whose name a Class B Note is registered on the Note Register.

     "Class B Notes" shall mean the $[ ] aggregate initial principal amount Class B [ ]% Asset Backed Notes issued by the Trust pursuant to the Indenture, substantially in the form of Exhibit A-3 to the Indenture.

     "Class B Noteholders' Interest Carryover Shortfall" shall mean, for any Payment Date, the excess of the Accrued Class B Note Interest for the preceding Payment Date over the amount in respect of interest that is actually paid to Noteholders of Class B Notes on such preceding Payment Date, plus interest on the amount of interest due but not paid to Noteholders of Class B Notes on the preceding Payment Date, to the extent permitted by law, at the respective Note Interest Rates borne by such Class B Notes for the related Interest Period.

     "Class B Noteholders' Monthly Accrued Interest" shall mean, with respect to any Payment Date, the aggregate interest accrued for the related Interest Period on the Class B Notes at the Class B Rate in accordance with its terms on the outstanding principal amount of the Notes of such Class on the immediately preceding Payment Date or the Closing Date, as the case may be, after giving effect to all payments of principal to the holders of the Notes of such Class on or prior to such preceding Payment Date.

     "Class B Rate" shall mean [ ]% per annum. [Interest with respect to the Class B Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months for all purposes of the Basic Documents.]

     "Class C Final Scheduled Payment Date" shall mean the [ ] Payment Date.

     "Class C Noteholder" shall mean the Person in whose name a Class C Note is registered on the Note Register.

     "Class C Notes" shall mean the $[ ] aggregate initial principal amount Class C [ ]% Asset Backed Notes issued by the Trust pursuant to the Indenture, substantially in the form of Exhibit A-4 to the Indenture.

     "Class C Rate" shall mean [ ]% per annum. [Interest with respect to the Class C Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months for all purposes of the Basic Documents.]

     "Class C Noteholders' Interest Carryover Shortfall" shall mean, for any Payment Date, the excess of the Accrued Class C Note Interest for the preceding Payment Date over the amount in respect of interest that is actually paid to Noteholders of Class C Notes on such preceding Payment Date, plus interest on the amount of interest due but not paid to Noteholders of Class C Notes on the preceding Payment Date, to the extent permitted by law, at the respective Note Interest Rates borne by such Class C Notes for the related Interest Period.

     "Class C Noteholders' Monthly Accrued Interest" shall mean, with respect to any Payment Date, the aggregate interest accrued for the related Interest Period on the Class C Notes at the Class C Rate in accordance with its terms on the outstanding principal amount of the Notes of such Class on the immediately preceding Payment Date or the Closing Date, as the case may be, after giving effect to all payments of principal to the holders of the Notes of such Class on or prior to such preceding Payment Date.

     "Class D Certificateholder" shall mean the Person in whose name a Class D Certificate is registered in the Certificate Register.

     "Class D Certificateholders' Interest Carryover Shortfall" shall mean, with respect to any Payment Date, the excess of the Accrued Class D Certificate Interest for the preceding Payment Date over the amount in respect of interest that is actually paid to Class D Certificateholders on such preceding Payment Date, plus thirty (30) days of interest on such excess, to the extent permitted by law, at the Class D Rate.

     "Class D Certificateholders' Monthly Accrued Interest" shall mean, with respect to any Payment Date, the aggregate interest accrued for the related Interest Period on the Class D Certificates at the Class D Rate in accordance with its terms on the Certificate Balance on the immediately preceding Payment Date or the Closing Date, as the case may be, after giving effect to all distributions allocable to the reduction of the Certificate Balance made on or prior to such preceding Payment Date.

     "Class D Certificates" shall mean the $[ ] aggregate initial principal balance Class D [ ]% Asset Backed Certificates evidencing the beneficial interest of a Class D Certificateholder in the property of the Trust, substantially in the form of Exhibit A to the Trust Agreement; provided, however, that the Owner Trust Estate has been pledged to the Indenture Trustee to secure payment of the Notes and that the rights of the Class D Certificateholders to receive distributions on the Class D Certificates are subordinated to the rights of the Noteholders as described in the Servicing Agreement, the Indenture and the Trust Agreement.

     "Class D Final Scheduled Payment Date" shall mean the [ ] Payment Date.

     "Class D Rate" shall mean [ ]% per annum. [Interest with respect to the Class D Certificates shall be computed on the basis of a 360-day year consisting of twelve 30-day months for all purposes of the Basic Documents.]

     "Class E Certificateholder" shall mean the Person in whose name a Class E Certificate is registered in the Certificate Register.

     "Class E Certificates" shall mean the Class E Asset Backed Certificates evidencing the beneficial interest of a Class E Certificateholder in the property of the Trust, substantially in the form of Exhibit B to the Trust Agreement; provided, however, that the Owner Trust Estate has been pledged to the Indenture Trustee to secure payment of the Notes and that the rights of the Class E Certificateholders to receive distributions on the Class E Certificates are subordinated to the rights of the Noteholders as described in the Servicing Agreement, the Indenture and the Trust Agreement.

     "Clearing Agency" shall mean an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act.

     "Clearing Agency Participant" shall mean a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

     "Closing Date" shall mean [ ].

     "Code" shall mean the Internal Revenue Code of 1986, as amended, and Treasury Regulations promulgated thereunder.

     "Collateral" shall have the meaning specified in the Granting Clause of the Indenture.

     "Collection Account" shall mean the account or accounts established and maintained as such pursuant to Section [ ] of the Servicing Agreement.

     "Collection Period" shall mean, with respect to the first Payment Date, the period from and including the Cut-off Date to and including [ ] and, with respect to each subsequent Payment Date, the calendar month preceding the calendar month in which the Payment Date occurs.

     "Collections" shall mean all amounts collected by the [related] [Receivables] Servicer (from whatever source) on or with respect to the Receivables.

     "Commission" shall mean the Securities and Exchange Commission.

     ["Computer Tape" shall mean the computer tape generated by the Seller which provides information relating to the Receivables and which was used by the Seller in selecting the Receivables conveyed to the Trust hereunder.]

     "Corporate Trust Office" shall mean, (i) with respect to the Owner Trustee, the principal corporate trust office of the Owner Trustee located at [ ] or at such other address as the Owner Trustee may designate from time to time by notice to the Certificateholders and the Depositor, or the principal corporate trust office of any successor Owner Trustee (the address of which the successor Owner Trustee will notify the Certificateholders and the Depositor); and (ii) with respect to the Indenture Trustee, the principal corporate trust office of the Indenture Trustee located at [ ], or at such other address as the Indenture Trustee may designate from time to time by notice to the Noteholders and the Issuer, or the principal corporate trust office of any successor Indenture

Trustee (the address of which the successor Indenture Trustee will notify the Noteholders and the Issuer).

     "Cut-off Date" shall mean [ ].

     "Dealer" shall mean a dealer who sold a Financed Vehicle and who originated and sold the related Receivable, directly or indirectly, to [a] [the] Seller.

     "Default" shall mean any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

     "Defaulted Receivable" shall mean a Receivable (i) that the [related] [Receivables] Servicer determines is unlikely to be paid in full or (ii) with respect to which at least [ ]% of a Scheduled Payment is [ ] or more days delinquent as of the end of a calendar month.

     "Definitive Certificates" shall have the meaning specified in Section 3.12 of the Trust Agreement.

     "Definitive Notes" shall have the meaning specified in Section 2.11 of the Indenture.

     "Depositor" shall mean Bear Stearns Asset Backed Funding Inc., a Delaware corporation and its successors and permitted assigns.

     "Determination Date" shall mean, with respect to any Collection Period, the [second] Business Day immediately preceding the Payment Date following such Collection Period.

     "Eligible Deposit Account" shall mean either (i) a segregated account with an Eligible Institution or (ii) a segregated trust account with the corporate trust department of a depository institution organized under the laws of the U.S. or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), having corporate trust powers and acting as trustee for funds deposited in such account, so long as any of the securities of such depository institution have a credit rating from each Rating Agency in one of its generic rating categories which signifies investment grade.

     "Eligible Institution" shall mean either (i) the corporate trust department of the Indenture Trustee or the related Trustee, as applicable; or
(ii) a depository institution organized under the laws of the U.S. or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), (1) which has either (A) a long-term unsecured debt rating of at least "AA-" by Standard & Poor's and "Baa3" by Moody's or (B) a short-term unsecured debt rating or certificate of deposit rating of "A-1+" by Standard & Poor' and "P-1" by Moody's and (2) whose deposits are insured by the Federal Deposit Insurance Corporation.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

     "Event of Default" shall have the meaning specified in Section 5.1 of the Indenture.

     "Event of Servicing Termination" shall mean an event specified in Section [ ] of the Servicing Agreement.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     "Executive Officer" shall mean, with respect to any corporation, the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, President, Executive Vice President, any Vice President, the Secretary or the Treasurer of such corporation and, with respect to any partnership, any general partner thereof.

     "Expenses" shall have the meaning assigned to such term in Section 7.2 of the Trust Agreement.

     "Final Scheduled Payment Date" shall mean, with respect to (i) the Class A-1 Notes, the Class A-1 Final Scheduled Payment Date, (ii) the Class A-2 Notes, the Class A-2 Final Scheduled Payment Date, (iii) the Class B Notes, the Class B Final Scheduled Payment Date, (iv) the Class C Notes, the Class C Final Scheduled Payment Date, and (v) the Class D Certificates, the Class D Final Scheduled Payment Date.

     "Financed Vehicle" shall mean a new or used automobile or light-duty truck, together with all accessions thereto, securing an Obligor's indebtedness under the respective Receivable.

     "Grant" shall mean to mortgage, pledge, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, create, and to grant a lien upon and a security interest in and right of set-off against, and to deposit, set over and confirm pursuant to the Indenture. A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Collateral and all other monies payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the granting party or otherwise, and generally to do and receive anything that the granting party is or may be entitled to do or receive thereunder or with respect thereto.

     "Indemnified Parties" shall have the meaning assigned to such term in
Section 7.2 of the Trust Agreement.

     "Indenture" shall mean the Indenture, dated as of [ ], by and between the Trust and the Indenture Trustee.

     "Indenture Trustee" shall mean [ ], a [ ], not in its individual capacity but solely as Indenture Trustee under the Indenture, or any successor Indenture Trustee under the Indenture.

     "Indenture Trust Estate" shall mean all money, instruments, rights and other property that are subject or intended to be subject to the lien and security interest of Indenture for the benefit of the Noteholders (including, without limitation, all property and interests Granted to the Indenture Trustee), including all proceeds thereof.

     "Independent" shall mean, when used with respect to any specified Person, that such Person (a) is in fact independent of the Issuer, any other obligor on the Notes, the Seller and any Affiliate of any of the foregoing Persons, (b) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, the Seller or any Affiliate of any of the foregoing Persons and (c) is not connected with the Issuer, any such other obligor, the Seller or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

     "Independent Certificate" shall mean a certificate or opinion to be delivered to the Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.1 of the Indenture, made by an Independent appraiser or other expert appointed by an Issuer Order and approved by the Indenture Trustee in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read the definition of "Independent" in the Indenture and that the signer is Independent within the meaning thereof.

     "Initial Certificate Balance" shall mean $[ ].

     "Initial Pool Balance" shall mean $[ ].

     "Insolvency Event" shall mean, with respect to any Person, (i) the making of a general assignment for the benefit of creditors, (ii) the filing of a voluntary petition in bankruptcy, (iii) being adjudged a bankrupt or insolvent, or having had entered against such Person an order for relief in any bankruptcy or insolvency proceeding, (iv) the filing by such Person of a petition or answer seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation, (v) the filing by such Person of an answer or other pleading admitting or failing to contest the material allegations of a petition filed against such Person in any proceeding specified in (vii) below, (vi) seeking, consent to or acquiescing in the appointment of a trustee, receiver or liquidator of such Person or of all or any substantial part of the assets of such Person or (vii) the failure to obtain dismissal within 60 days of the commencement of any proceeding against such Person seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation, or the entry of any order appointing a trustee, liquidator or receiver of such Person or of such Person's assets or any substantial portion thereof.

     ["Interest Period" shall mean, with respect to any Payment Date (i) with respect to the Class [ ] Notes and the Class [ ] Certificates, from and including the Closing Date (in the case of the first Payment Date) or from and including the most recent Payment Date on which interest has been paid to but excluding the following Payment Date and (ii) with respect to the Class [ ] Notes and the Class [ ] Certificates, from and including the Closing Date (in the case of the first Payment Date) or from and including the [ ] day of the calendar month preceding each Payment Date to but excluding the [ ] day of the calendar month of such Payment Date.]

     "IRS" shall mean the Internal Revenue Service.

     "Issuer" shall mean the Trust unless a successor replaces it and, thereafter, shall mean the successor.

     "Issuer Order" and "Issuer Request" shall mean a written order or request signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee.

     "Lien" shall mean a security interest, lien, charge, pledge, equity, or encumbrance of any kind other than, in respect of a Receivable, tax liens, mechanics' liens, and any liens which attach to the respective Receivable by operation of law.

     "Liquidation Proceeds" shall mean with respect to any Receivable (a) insurance proceeds received by the [related] [Receivables] Servicer and (b) monies collected by the [related] [Receivables] Servicer from whatever source, including but not limited to proceeds of Financed Vehicles after repossession, on a Defaulted Receivable, net of any payments required by law to be remitted to the Obligor.

     "Monthly Receivables Tape" shall mean a computer tape or disk containing the information about the Receivables necessary to prepare the written statements to be furnished by the Owner Trustee to the Certificateholders pursuant to Section [ ] of the Servicing Agreement and by the Indenture Trustee to the Noteholders pursuant to Section [ ] of the Servicing Agreement.

     ["Monthly Remittance Condition" shall mean either (a) a [Servicer] obtains a short-term rating of the [Servicer] from Standard & Poor's and Moody's of A-1+ and P-1, respectively, or (b) a [Servicer] provides the Indenture Trustee with a letter from each Rating Agency to the effect that the current ratings assigned to the Securities by such Rating Agency will not be adversely affected by the remittance of Collections on a monthly, rather than a daily, basis.]

     "Moody's" shall mean Moody's Investors Service, Inc. or its successor in interest.

     "Note Depositary Agreement" shall mean collectively (i) the Letter of Representations, dated as of [ ] by and among the Issuer, [Indenture Trustee], as agent and The Depository Trust Company regarding the Notes and (ii) the Letter of Representations, dated as of [ ] by and among the Issuer, [Indenture Trustee], as agent and The Depository Trust Company regarding the Certificates.

     "Noteholder" or "holder of a Note" shall mean the Person in whose name a
Note is registered on the Note Register.

     "Note Interest Rate" shall mean the Class A-1 Rate, the Class A-2 Rate, the Class B Rate or the Class C Rate, as applicable.

     "Note Owner" shall mean, with respect to any Book-Entry Note, the Person who is the beneficial owner of such Book-Entry Note, as reflected on the books of the Clearing Agency or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

     "Note Paying Agent" shall mean the Indenture Trustee or any other Person that meets the eligibility standards for the Indenture Trustee specified in
Section 6.11 of the Indenture and is authorized by the Issuer to make payments to and distributions from the Collection Account

(including the Principal Distribution Account), including payment of principal of or interest on the Notes on behalf of the Issuer.

     "Note Pool Factor" shall mean, with respect to each Class of Notes as of the close of business on the last day of a Collection Period, a nine-digit decimal figure equal to the outstanding principal balance of such Class of Notes (after giving effect to any reductions thereof to be made on the immediately following Payment Date) divided by the original outstanding principal balance of such Class of Notes. The Note Pool Factor will be
1.000000000 as of the Closing Date; thereafter, the Note Pool Factor will decline to reflect reductions in the outstanding principal amount of such Class of Notes.

     "Note Register" and "Note Registrar" shall have the respective meanings specified in Section 2.5 of the Indenture.

     "Notes" shall mean the Class A-1 Notes, the Class A-2 Notes, the Class B Notes and the Class C Notes, collectively.

     "Obligor" on a Receivable shall mean the purchaser or co-purchasers of the Financed Vehicle or any other Person who owes payments under the Receivable.

     "Officer's Certificate" shall mean (i) with respect to the Trust, a certificate signed by any Authorized Officer of the Trust and (ii) with respect to the Depositor or [a] [the] Servicer, a certificate signed by the chairman of the board, the president, any executive or senior vice president, any vice president, the treasurer or the controller of the Depositor or [a] [the] Servicer, as applicable.

     "Opinion of Counsel" shall mean a written opinion of counsel which counsel shall be acceptable to the Indenture Trustee, the Owner Trustee or the Rating Agencies, as applicable.

     "Optional Purchase Percentage" shall mean [ ]%.

     "Outstanding" shall mean with respect to the Securities, as of the date of determination, all Securities theretofore authenticated and delivered under the Indenture or the Trust Agreement, as applicable, except:

                (a) Securities theretofore (i) cancelled by the Note Registrar or the Certificate Registrar, as applicable, or (ii) delivered to the Note Registrar or the Certificate Registrar, as applicable, for cancellation;

                (b) Securities or portions thereof the payment for which money in the necessary amount has been theretofore deposited with (i) in the case of the Notes, the Indenture Trustee or any Note Paying Agent in trust for the Noteholders of such Notes (provided, however, that if such Notes are to be prepaid, notice of such prepayment has been duly given pursuant to the Indenture or provision for such notice has been made, satisfactory to the Indenture Trustee) or (ii) in the case of the Certificates, the Owner Trustee or any Certificate Paying Agent in trust for the Certificateholders of such Certificates (provided, however, that if such Certificates are to be prepaid, notice of such prepayment has been duly given pursuant to the Trust Agreement or provision for such notice has been made, satisfactory to the Owner Trustee); and

                (c) Securities in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to the Indenture or the Trust Agreement, as applicable, unless proof satisfactory to the Indenture Trustee or the Owner Trustee, as applicable, is presented that any such Securities are held by a protected purchaser;

provided, that in determining whether the holders of Notes or Certificates evidencing the requisite principal amount of the Notes Outstanding or Certificates Outstanding have given any request, demand, authorization, direction, notice, consent, or waiver under any Basic Document, Securities owned by the Issuer, any other obligor upon the Securities, the Depositor, the Seller, [any] [the] Servicer or any Affiliate of any of the foregoing Persons shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee or Owner Trustee, as applicable, shall be protected in relying on any such request, demand, authorization, direction, notice, consent, or waiver, only (i) Notes that a Responsible Officer of the Indenture Trustee knows to be so owned and (ii) Certificates that a Responsible Officer of the Owner Trustee knows to be so owned, shall be so disregarded; provided, however, if the Issuer, any other obligor upon the Securities, the Depositor, the Seller, [any] [the] Servicer or any Affiliate of any of the foregoing Persons owns an entire Class of Securities, such Securities shall be deemed to be Outstanding. Notes owned by the Issuer, any other obligor upon the Notes, the Depositor, the Seller, [any] [the] Servicer or any Affiliate of any of the foregoing Persons that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Issuer, any other obligor upon the Notes, the Depositor, the Seller, [any] [the] Servicer or any Affiliate of any of the foregoing Persons. Certificates owned by the Issuer, any other obligor upon the Certificates, the Seller, [any] [the] Servicer or any Affiliate of any of the foregoing Persons that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Owner Trustee the pledgee's right so to act with respect to such Certificates and that the pledgee is not the Issuer, any other obligor upon the Certificates, the Depositor, the Seller, [any] [the] Servicer or any Affiliate of any of the foregoing Persons.

     "Overcollateralization Distribution Amount" shall mean [ ].

     "Owner Trustee" shall mean [ ], a [ ], not in its individual capacity but solely as Owner Trustee under the Trust Agreement, or any successor Owner Trustee under the Trust Agreement.

     "Owner Trust Estate" shall mean all right, title and interest of the Trust in, to and under the property and rights assigned to the Trust pursuant to Article [II] of the Servicing Agreement.

     "Payment Date" shall mean the [ ] ([ ]) day of each calendar month or, if such day is not a Business Day, the next succeeding Business Day.

     "Percentage Interest" shall mean, with respect to a Class E Certificate, the individual percentage interest of such Class E Certificate, which shall be specified on the face thereof, in the distributions on the Class E Certificates. The sum of the Percentage Interests for all Class E Certificates shall be 100%.

     "Permitted Investments" shall mean, on any date of determination, book-entry securities, negotiable instruments or securities represented by instruments in bearer or registered form with maturities not exceeding the Business Day preceding the next Payment Date which evidence:

                (a) direct non-callable obligations of, and obligations fully guaranteed as to timely payment by, the United States of America;

                (b) demand deposits, time deposits or certificates of deposit of any depository institution or trust company incorporated under the laws of the United States of America or any state thereof (or any domestic branch of a foreign bank) and subject to supervision and examination by federal or State banking or depository institution authorities; provided, however, that at the time of the investment or contractual commitment to invest therein, the commercial paper or other short-term unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) thereof shall have a credit rating from each of the Rating Agencies in the highest investment category granted thereby;

                (c) commercial paper having, at the time of the investment or contractual commitment to invest therein, a rating from each of the Rating Agencies in the highest investment category granted thereby;

                (d) investments in money market funds having a rating from each of the Rating Agencies in the highest investment category granted thereby (including funds for which the Indenture Trustee or the Owner Trustee or any of their respective Affiliates is investment manager or advisor);

                (e) bankers' acceptances issued by any depository institution or trust company referred to in clause (b) above;

                (f) repurchase obligations with respect to any security that is a direct non-callable obligation of, or fully guaranteed by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in clause (b); and

                (g) any other investment with respect to which the Issuer or the [related] [Servicer] has received written notification from the Rating Agencies that the acquisition of such investment as a Permitted Investment will not result in a withdrawal or downgrading of the ratings on the Notes or the Certificates.

     "Person" shall mean any individual, corporation, estate, partnership, joint venture, association, joint stock company, trust, unincorporated organization, or government or any agency or political subdivision thereof.

     "Plan" means an employee benefit plan (as defined in section 3(3) of ERISA) that is subject to Title I of ERISA, a plan (as defined in section 4975(e)(1) of the Code) and any entity whose underlying assets include plan assets by reason of a plan's investment in the entity or otherwise.

     "Pool Balance" shall mean on any date of determination, the aggregate outstanding Principal Balance of the Receivables (exclusive of Purchased Receivables and Defaulted Receivables) as of such date of determination.

     "Pool Factor" as of the last day of a Collection Period shall mean a nine-digit decimal figure equal to the Pool Balance at that time divided by the Initial Pool Balance.

     "Predecessor Note" shall mean, with respect to any particular Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note and, for purposes of this definition, any Note authenticated and delivered under Section 2.6 of the Indenture in lieu of a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note.

     "Prepayment Date" shall mean (i) with respect to a prepayment of the Certificates pursuant to Section 8.2(a) of the Trust Agreement or a distribution to Certificateholders pursuant to Section 8.1(c) of the Trust Agreement, the Payment Date specified by the Owner Trustee pursuant to said
Section 8.2(a) or 8.1(c), as applicable, and (ii) with respect to a prepayment of the Notes pursuant to Section 10.1 of the Indenture, the Payment Date specified by [ ] or the Issuer pursuant to Section 10.1of the Indenture.

     "Prepayment Price" shall mean (i) in the case of the Certificates, an amount equal to the Certificate Balance plus accrued and unpaid interest thereon at the applicable Class D Rate plus interest on any overdue interest at the applicable Class D Rate (to the extent lawful) to but excluding the Prepayment Date and (ii) in the case of a Class of Notes to be prepaid, an amount equal to the unpaid principal amount of such Class of Notes plus accrued and unpaid interest thereon at the applicable Note Interest Rate plus interest on any overdue interest at the applicable Note Interest Rate (to the extent lawful) to but excluding the Prepayment Date.

     "Principal Balance" of a Receivable, as of any date of determination, shall mean the Amount Financed minus that portion of all payments actually received on or prior to such date allocable to principal.

     "Principal Distribution Account" shall mean the administrative sub-account of the Collection Account established and maintained as such pursuant to Section [ ] of the Servicing Agreement.

     "Proceeding" shall mean any suit in equity, action at law or other judicial or administrative proceeding.

     "Prospectus" shall have the meaning specified in the Underwriting
Agreement.

     "Prospectus Supplement" shall have the meaning specified in the Underwriting Agreement.

     "Purchase Amount" with respect to a Purchased Receivable shall mean the sum, as of the last day of the preceding Collection Period on which such Receivable becomes such, of the Principal Balance thereof plus the accrued interest thereon at the weighted average of the Note Interest Rates and the Class D Rate.

     "Purchased Receivable" shall mean a Receivable purchased as of the close of business on the last day of the respective Collection Period by the [related] [Receivables] Servicer pursuant to Section [ ] of the Servicing Agreement or by the Seller pursuant to Section [ ] of the Servicing Agreement.

     "Rating Agency" shall mean each of the nationally recognized statistical rating organizations designated by the Depositor to provide a rating on the Notes or the Certificates which is then rating such Notes or Certificates. If no such organization or successor is any longer in existence, "Rating Agency" shall be a nationally recognized statistical rating organization or other comparable Person designated by the Depositor, notice of which designation shall be given to the Indenture Trustee, the Owner Trustee and [each] [the] Servicer.

     "Rating Agency Condition" shall mean, with respect to any action, that each of the Rating Agencies shall have notified [each] [the] Servicer, the Depositor, the Owner Trustee and the Indenture Trustee in writing that such action will not result in a reduction or withdrawal of the then current rating of the Notes or the Certificates.

     "Receivable" shall mean a motor vehicle installment loan contract listed on Schedule A to the Receivables Purchase Agreement and all proceeds thereof and payments thereunder, which Receivable shall not have been released by the Indenture Trustee and the Owner Trustee from the Trust.

     "Receivable Files" shall mean the documents specified in Section [ ] of the Servicing Agreement.

     ["Receivables Property" shall mean, collectively, (i) the Receivables;
(ii) monies received thereunder on or after the Cut-off Date; (iii) the security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables and any other interest of the Issuer in the Financed Vehicles; (iv) rights to receive proceeds with respect to the Receivables from claims on any theft, physical damage, credit life, credit disability, or other insurance policies covering Financed Vehicles or Obligors; (v) all of the Seller's rights to the Receivable Files; (vi) the Trust Accounts and all amounts, securities, investments, investment property and other property deposited in or credited to any of the foregoing, all security entitlements relating to the foregoing and all proceeds thereof; (vii) payments and proceeds with respect to the Receivables held by the [related] [Receivables] Servicer; (viii) all property (including the right to receive Liquidation Proceeds) securing a Receivable (other than a Receivable repurchased by a Servicer or purchased by a Seller);
(ix) rebates of premiums and other amounts relating to insurance policies and other items financed under the Receivables in effect as of the Cut-off Date; and (x) all present and future claims, demands, causes of action and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing.]

     "Receivables Purchase Agreement" shall mean the Receivables Purchase Agreement, dated as of [ ], by and between the [ ], as seller, and the Depositor, as purchaser.

     ["Receivables Servicer" shall mean [ ] as the servicer of Receivables under the Receivables Servicing Agreement, and each successor to [ ] (in the same capacity) pursuant to Section [ ] of the Servicing Agreement.]

     ["Receivables Servicer's Certificate" shall mean a certificate completed and executed by [a][the] Receivables Servicer by the chairman of the board, the president, any executive vice president, any vice president, the treasurer, any assistant treasurer, the controller, or any assistant controller of [the][such] Receivables Servicer pursuant to Section [ ] of the [Sale and] [Receivables] Servicing Agreement.]

     ["Receivables Servicing Agreement" shall mean the Receivables Servicing Agreement, dated as of [ ], by and between the Trust, as issuer, the Depositor, and [ ], as servicer.]

     ["Receivables Servicing Fee" shall mean, with respect to a Collection Period and a Receivables Servicer, the fee payable to such Servicer for services rendered during such Collection Period, which shall be equal to one-twelfth of the Receivables Servicing Fee Rate multiplied by the [aggregate Principal Balance of the Receivables serviced by such Servicer] as of the first day of the Collection Period.]

     ["Receivables Servicing Fee Rate" shall mean [ ]% per annum.]

     "Record Date" shall mean, with respect to any Payment Date or Prepayment Date and any Book-Entry Security, the close of business on the day prior to such Payment Date or Prepayment Date or, with respect to any Definitive Note or Definitive Certificate, the last day of the month preceding the month in which such Payment Date or Prepayment Date occurs.

     "Recoveries" shall mean, with respect to any Collection Period, all amounts received by the [related] Servicer with respect to any Defaulted Receivable during any Collection Period following the Collection Period in which such Receivable became a Defaulted Receivable, net of any fees, costs and expenses incurred by the [related] Servicer in connection with the collection of such Receivable and any payments required by law to be remitted to the Obligor.

     "Registered Noteholder" shall mean the Person in whose name a Note is registered on the Note Register on the applicable Record Date.

     "Registration Statement" means Registration Statement No. 333-99207 filed by the Depositor with the Securities and Exchange Commission in the form in which it became effective on [ ].

     "Related Agreements" shall have the meaning specified in the recitals to the Administration Agreement.

     ["Representative" shall mean Bear, Stearns & Co. Inc., as representative of the several Underwriters.]

     "Repurchase Event" shall have the meaning specified in Section 7.02 of the Receivables Purchase Agreement.

     "Required Rating" shall mean a rating on (i) short-term unsecured debt obligations of [ ] by Moody's and (ii) short-term unsecured debt obligations of [ ] by Standard & Poor's; and any requirement that short-term unsecured debt obligations have the "Required Rating" shall mean that such short-term unsecured debt obligations have the foregoing required ratings from each of such Rating Agencies.

     "Reserve Account" shall mean the account established and maintained as such pursuant to Section [ ] of the Servicing Agreement.

     "Reserve Account Property" shall have the meaning specified in Section [ ] of the Servicing Agreement.

     "Reserve Account Excess Amount" shall mean, with respect to any Payment Date, an amount equal to the excess, if any, of (i) the amount of cash or other immediately available funds in the Reserve Account on such Payment Date (prior to giving effect to any withdrawals therefrom relating to such Payment Date) over (ii) the Specified Reserve Balance with respect to such Payment Date.

     "Reserve Initial Deposit" shall mean, $[ ].

     ["Sale and Servicing Agreement" shall mean the Sale and Servicing Agreement, dated as of [ ], by and between the Trust, as issuer, the Depositor, and [ ], as seller and servicer.]

     "Scheduled Payment" shall mean, for any Collection Period for any Receivable, the amount indicated in such Receivable as required to be paid by the Obligor in such Collection Period (without giving effect to deferments of payments pursuant to Section [ ] of the Servicing Agreement or any rescheduling in any insolvency or similar proceedings).

     "Schedule of Receivables" shall mean the list of Receivables attached as Schedule A to the Receivables Purchase Agreement, the Servicing Agreement and the Indenture (which Schedules may be in the form of microfiche, disk or other means acceptable to the Trustee).

     "Secretary of State" shall mean the Secretary of State of the State of Delaware.

     "Securities" shall mean the Notes and the Certificates, collectively.

     "Securities Act" shall mean the Securities Act of 1933, as amended.

     "Securityholders" shall mean the Noteholders and the Certificateholders, collectively.

     "Seller" shall mean [ ] as the seller of the Receivables under the Receivables Purchase Agreement and each successor to [ ].

     ["Servicer" shall mean [ ] as the servicer of the Receivables under the Servicing Agreement, and each successor to [ ] (in the same capacity) pursuant to Section [ ] of the Servicing Agreement.]

     "Servicer's Certificate" shall mean a certificate completed and executed by [a] [the] [Receivables] Servicer by the chairman of the board, the president, any executive vice president, any vice president, the treasurer, any assistant treasurer, the controller, or any assistant controller of [such] [the] [Receivables]Servicer pursuant to Section [ ] of the Servicing Agreement.

     ["Servicing Agreement" shall mean the Servicing Agreement, dated as of [ ], by and between the Trust, as issuer, the Depositor, and [ ], as seller and servicer.]

     "Servicing Fee" shall mean, with respect to a Collection Period and a Servicer, the fee payable to such Servicer for services rendered during such Collection Period, which shall be equal to one-twelfth of the applicable Servicing Fee Rate multiplied by the [aggregate Principal Balance of the Receivables serviced by such Servicer] as of the first day of the Collection Period.

     "Servicing Fee Rate" shall mean [ ]% per annum.

     "Simple Interest Method" shall mean the method of allocating a fixed level payment to principal and interest, pursuant to which the portion of such payment that is allocated to interest is equal to the amount accrued from the date of the preceding payment to the date of the current payment.

     ["Specified Reserve Balance" shall mean for a Payment Date [ ]. The Specified Reserve Balance may be reduced to a lesser amount as determined by the Depositor, if each of Moody's and Standard & Poor's shall have confirmed in writing to the Indenture Trustee that such action will not result in a withdrawal or reduction in any of its ratings of the Securities.]

     "Standard & Poor's" shall mean Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. or its successor in interest.

     "State" shall mean any state or commonwealth of the United States of America, or the District of Columbia.

     "Statutory Trust Statute" shall mean Chapter 38 of Title 12 of the Delaware Code, 12 Delaware Code ss. 3801 et seq., as amended.

     "Successor Servicer" shall mean an institution appointed as successor Servicer pursuant to Section [ ] of the Servicing Agreement.

     ["Supplemental Servicing Fee" shall mean, the fee payable to the Servicer for certain services rendered during the respective Collection Period, determined pursuant to and defined in Section [ ] of the Servicing Agreement.]

     "Transfer Date" shall mean the Closing Date.

     "Treasury Regulations" shall mean regulations, including proposed or temporary regulations, promulgated under the Code. References to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

     "Trust" shall mean Whole Auto Loan Trust [ ], a Delaware statutory trust governed by the Trust Agreement.

     "Trust Accounts" shall have the meaning specified in Section [ ] of the Servicing Agreement.

     "Trust Agreement" shall mean the Amended and Restated Trust Agreement of the Trust dated as of [ ], by and among the Depositor and the Owner Trustee, as amended and/or restated from time to time.

     "Trust Indenture Act" or "TIA" shall mean the Trust Indenture Act of 1939, as amended, unless otherwise specifically provided.

     "Trustee Officer" shall mean, with respect to the Indenture Trustee, any officer within the Corporate Trust Office of the Indenture Trustee with direct responsibility for the administration of the Indenture and the other Basic Documents on behalf of the Indenture Trustee and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject and, with respect to the Owner Trustee, any officer within the Corporate Trust Office of the Owner Trustee with direct responsibility for the administration of the Trust Agreement and the other Basic Documents on behalf of the Owner Trustee.

     ["Trust Property" shall mean, collectively, (i) the Receivables; (ii) monies received thereunder on or after the Cut-off Date; (iii) the security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables and any other interest of the Issuer in the Financed Vehicles; (iv) rights to receive proceeds with respect to the Receivables from claims on any theft, physical damage, credit life, credit disability, or other insurance policies covering Financed Vehicles or Obligors; (v) all of the Seller's rights to the Receivable Files; (vi) the Trust Accounts and all amounts, securities, investments, investment property and other property deposited in or credited to any of the foregoing, all security entitlements relating to the foregoing and all proceeds thereof; (vii) payments and proceeds with respect to the Receivables held by [any] [the] Servicer; (viii) all property (including the right to receive Liquidation Proceeds) securing a Receivable (other than a Receivable repurchased by [a] [the] Servicer or purchased by the Seller); (ix) rebates of premiums and other amounts relating to insurance policies and other items financed under the Receivables in effect as of the Cut-off Date; and (x) all present and future claims, demands, causes of action and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing.]

     "UCC" shall mean the Uniform Commercial Code as in effect in any relevant jurisdiction.

     ["Underwriters" shall mean the underwriters named in Schedule I to the Underwriting Agreement.]

     ["Underwriting Agreement" shall mean the Underwriting Agreement, [ ] among the Seller, the Depositor and the Representative.]

     ["Underwritten Securities" shall mean the Notes.]